Exhibit 10.3

PRINTING AGREEMENT

(the “Agreement”)

BETWEEN

AMERICAN MEDIA, INC.

AND

QUAD/GRAPHICS, INC.

AMERICAN MEDIA INC. (hereinafter referred to as “Publisher”), a corporation organized and existing under the laws of the State of Delaware and QUAD/GRAPHICS, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as “Printer”), do hereby agree upon the following terms and conditions:

W I T N E S S E T H

WHEREAS, Publisher wishes to contract with Printer for certain printing and production services to be provided with respect to the publication of Star magazine (the “Magazine”) more particularly described herein; and

WHEREAS, Printer wishes to provide such services to Publisher, on the terms and conditions hereof.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

Statement of Work

1.01	Work. Subject to the provisions hereinafter set forth in this agreement and the exhibits annexed hereto and incorporated herein (together the “Agreement”):

Exhibit A:	Star Magazine Projections
Exhibit B:	Specifications
Exhibit B-1:	Digital Data Standards and Proofing Specifications
Exhibit C:	Price Schedule & Paper Requirements
Exhibit D:	Yield Variance Determination
Exhibit E:	Production Schedules
Exhibit F:	Quality Exhibit, Defect Criteria
Exhibit G:	Paper Specifications
Exhibit H:	Ink Coverage Exhibit
Exhibit I:	Sample Pro Forma Invoice
Exhibit J:	Quality Control Standards
Exhibit K:	Printer’s Holiday Schedule

Excluding Adjustable Work that may be performed on the West Coast by a commercial printer as described below and excluding work on the Magazine that is performed by any other printer with respect to work that was previously performed by a Terminated Plant, Publisher shall require of Printer and Printer shall be obligated and exclusively entitled during the Term to do or arrange for (i) all preliminary work on the Magazine that Publisher currently requires or may

***	Selected confidential information has been omitted from this Exhibit 10.3 pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

from time to time require, and (ii) platemaking, printing, binding, finishing, and mailing and newsstand preparation and loading as required for the production of the Magazine in accordance with the specifications set forth in Exhibit “B”, as the same may be modified as hereinafter permitted. Printer shall furnish all necessary materials and supplies therefor except those that Publisher, pursuant to the terms hereof, furnishes. Notwithstanding any provision hereof to the contrary, Publisher may shift the Adjustable Work to another commercial printer if there is a change to the method of distributing the Adjustable Work currently used by Publisher and Publisher provides an officer’s certificate that such change would otherwise result in a significant increase in distribution costs to Publisher. The services and the obligations undertaken to be performed by Printer under this Article 1.01 are hereinafter referred to as the “Work”. “Adjustable Work” is work that relates solely to those copies of the Magazine (the number of which shall not exceed ***) that are projected to be printed at the Oklahoma Plant and sent to Publisher’s Colorado distribution hub.

1.02	Furnished Material. Publisher shall have the right to supply Printer, in a form suitable for binding or application, one or more pre-printed advertiser or editorial inserts, signatures, wraps, bind-in cards, blow-in cards or dot whacks which Printer shall insert into or apply onto, issues of the Magazine as directed by Publisher. Such furnished material will be stored without charge for *** after receipt by Printer. Furnished material stored for over *** shall be subject to the skid storage charge specified in Exhibit “C”. Costs resulting from the use of furnished material will be billed to Publisher in accordance with the prices in Exhibit “C”, or if such prices are not included in Exhibit “C”, at the prices agreed to by Printer and Publisher prior to the printing of the furnished material and their delivery to Printer. Such prices shall be developed using the same methodology and criteria as were used to establish the prices set forth in Exhibit “C”, the Price Schedule.

ARTICLE II

Term

2.01	Term. Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence as of March 26, 2004 with the production of the April 12, 2004 issue of the Magazine as directed by Publisher and end with the production of the April 7, 2014 issue of the Magazine, or equivalently, the issue with a production cycle starting on or about March 21, 2014 (the “Initial Term”). Publisher has the exclusive right to extend the Term of this Agreement pursuant to Articles 2.02 and 2.03 below. When used herein, “Contract Year” shall refer to each 12-month period commencing April 1 during the Term hereof.

2.02	Right to Extend Initial Term. At any time prior to April 1, 2013, Publisher may, in its sole discretion, extend this Agreement for two (2) additional years (the “Extended Term” and any such Extended Term, if any, together with the Initial Term and any Further Extended Term shall constitute the “Term”) by notifying Printer in writing of its intent to so extend the Initial Term.

If Publisher chooses to exercise its right to extend the Initial Term as provided in this Article 2.02 and upon written notification to the Printer as such, Publisher agrees that any Breach that has occurred prior to the date of such written notification shall be considered cured and shall not

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

apply towards Publisher’s termination rights (i.e. re-setting the calendar to begin as of the date of Publisher’s extension letter).

2.03	Right to Extend Beyond Extended Term. Provided Publisher has exercised its right to extend the Term of this Agreement beyond the Initial Term pursuant to Article 2.02, and Printer is given no less than one year’s advance notice prior to this Agreement’s then current expiration date, Publisher has the exclusive right, but not the obligation, to further extend the Term in increments of a minimum of one year terms but not to exceed five years in total (“Further Extended Terms”). By way of example only, Publisher may extend the Term (after the Extended Term) for up to five consecutive one year terms or for one five year term or for a two, three or four year term. In consideration of the Further Extended Terms, Printer will implement a reduction in the then current manufacturing prices in Exhibit “C”, not to include ink or, if applicable, paper or freight. The price reduction will be effective commencing with the first day of the first Further Extended Term. The price reduction shall be calculated by multiplying the number of years plus any fraction of a year, of the corresponding extension, by *** percent. Printer shall remain entitled to implement the annual price adjustment, pursuant to the provisions of Article 7, on April 1st of each year. If Publisher exercises its aforementioned right to extend the Term of this Agreement (after the Extended Term) by less than the five-year maximum, then Publisher’s rights under this Article shall continue, subject to a cumulative maximum extension of five years and a cumulative maximum price reduction of *** percent (***%). In any event, this Article does not give Publisher the exclusive right to extend the Term of this Agreement beyond production of the issue with a publication date later than the first week of April 2021.

ARTICLE III

Quantity of Work

3.01	Representative Magazine Pages and Print Orders. The paginations set forth in Exhibit “A” and the representative production schedules set forth in Exhibit “E” have been established on the basis of estimates for the Magazine’s estimated printed pages and print order for the first Contract Year.

As more particularly described herein, Publisher reserves the right to adjust upward or downward the Exhibit “A” estimates of printed pages and print order for the aforementioned Contract Year and to update Exhibit “A” for subsequent Contract Years, provided that this provision does not give Publisher the right to decrease estimates due to contracting with other printers to perform the Work (excluding Adjustable Work that may be moved from the Oklahoma Plant in accordance with Section 1.01 and excluding work on the Magazine that is performed by any other printer with respect to work that was previously performed by a Terminated Plant).

The purpose of Exhibit “E”, the production schedule, is to demonstrate the agreed to parameters within which both parties are to work.

3.02

Forecasts. Within thirty (30) days after the commencement of this Agreement and from time to time thereafter (but no less than once per Contract Year and in any case at least thirty (30) days prior to the end of the period covered by the previous forecast), Publisher shall submit to Printer an updated forecast for the next twelve (12) months for the Work hereunder, including without

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

limitation, the Magazine’s print orders, pages, and mailing and newsstand dispatch dates. Within thirty (30) days of receipt of such updated forecast, Printer shall develop the necessary manufacturing schedules for the production of the Work forecasted for the next twelve (12) months. Publisher may update such forecast at any time during the Term.

3.03	Publisher Changes in Specifications. If at any time Publisher desires to make commercially reasonable material changes in the specifications set forth in this Agreement, including but not limited to a request by Publisher to incorporate new technology contemplated by Article 21, addition or deletion of an issue date, special insert requirements, changes in the number of pages, 5% print order variation, special color requirements, testing requirements, trim size change, binding methodology, Publisher will give Printer reasonable advance notice in writing of such change(s) prior to the commencement of Work on the issue of the Magazine affected thereby and Printer will accommodate Publisher’s request(s) and cooperate with Publisher in putting such changes into effect.

In the event any such change results in an increase or decrease in the cost of performing the Work the prices for the Work shall be adjusted to fairly reflect such increase or decrease. Any new price categories required by reason of such change shall be developed using the same methodology and criteria as was used to establish the prices set forth in Exhibit “C”, the Price Schedule. In addition, should such change result in Printer’s inability to use any materials on hand or ordered for Publisher in the production of Publisher’s Work, Publisher will pay Printer reasonable costs associated with such materials and their disposition provided that Printer delivers to Publisher appropriate documentation supporting such costs.

If the change(s) requested by Publisher is not within the reasonable capacity and performance capabilities of Printer’s existing equipment, its schedule and labor force, then within thirty (30) days after Publisher requests such change(s), Printer shall (i) notify Publisher if it is unable or unwilling to make the requested change(s), or (ii) present Publisher with a commercially reasonable plan to implement such change in the Plant(s) and include a timeframe for implementation. If Printer is unable or unwilling to accommodate a change under this Article 3.03, or should Printer fail to implement the requested change(s) within the implementation time frame, then Publisher shall have the right to terminate this Agreement upon one hundred eighty (180) days written notice to Printer.

Notwithstanding anything to the contrary in this Agreement, Publisher shall not be subject to rate increases as a result of any decrease in print order or any decline in the number of pages or frequency affecting the Magazine, unless or until the weekly print order for one of the Plant(s) is *** or fewer completed Magazines.

3.04

Production Schedules/Plans/Changes. The production schedules included as Exhibit “E” reflect the current understanding between Publisher and Printer on the production schedules at the four printing facilities scheduled to perform the Work. Provided Publisher gives Printer reasonable advance written notice, Printer shall use its commercially reasonable efforts to accommodate changes in production schedules, including but not limited to changes in print order and pages as required by Publisher. Printer shall schedule the most cost efficient manufacturing configuration by maximizing the use of the 48-page press form equipment to produce the Work based on the

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

prices in Exhibit “C”, the initial Magazine projections in Exhibit “A”, and the Production Schedule in Exhibit “E”. If Printer chooses to produce the Work using less cost effective equipment than the agreed upon manufacturing platform indicates (while adhering to the agreed upon dispatch schedules), then Printer’s invoice and paper consumption requirements shall nevertheless reflect the most cost efficient manufacturing plan.

Printer acknowledges and agrees that Publisher may add up to *** pages up to *** before press start and that Publisher may add from *** to *** pages up to *** before press date. Printer agrees to implement such changes at the prices and paper requirements set forth in Exhibit “C”, the Price Schedule and Paper Requirements.

Production operations taking place on a scheduled holiday of Printer, as set forth in Exhibit “K”, shall be subject to the holiday premiums set forth in the Price Schedule in Exhibit “C”. Notwithstanding the foregoing, if Publisher provides to Printer at least thirty (30) days prior to a holiday an adjustment to the production schedule in order to avoid production on such holiday by Printer (where such adjustment is within Printer’s production capacity and does not conflict with Printer’s regular schedule) and Printer is unable to accommodate such adjustment and produces on a holiday, despite reasonable efforts to find alternative production scenarios, then the parties agree to equally share the holiday premiums.

3.05	Overruns or Underruns. For all product manufactured by Printer, Publisher will accept *** under-runs. There will also be a *** overrun allowance for all Work performed by Printer for Publisher.

ARTICLE IV

Quality of Work

4.01	Performance. Printer acknowledges that all services Printer undertakes to provide under this Agreement (including but not limited to the printing, binding, and mailing and newsstand preparation and loading in accordance with the specifications set forth in Exhibit “B”) and Printer’s timely adherence to the production schedules set forth in Exhibit “E” (which may be amended by mutual consent, from time to time) are of the essence of this Agreement and a major factor in inducing Publisher to enter into this Agreement.

Printer warrants that the print production quality of all cover and text pages, along with binding and finishing quality of all Work shall be performed in a competent, efficient and workmanlike manner and in accordance with the highest quality print industry standards. Notwithstanding the foregoing, the finished quality shall be subject to variation to the extent caused by any materials (including paper) supplied by the Publisher and any such variation will not be deemed a Breach hereunder. Printer also warrants that the completed product produced hereunder shall be of a standard of quality substantially equal to that exemplified by Exhibit “J”, Quality Control Standards for Printer. Because of differences in equipment and processes, and reasonable manufacturing variances due to normal production operations which are established by trade customs generally accepted in the printing industry, delivery of Work with reasonable variations in color between proofs and the completed job, or other similar manufacturing variances, shall not be deemed a Breach hereunder.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

In addition, Exhibit “F” sets forth defects in print and binding quality which the Publisher considers unacceptable and not in conformity with Printer’s warranty described in the preceding paragraph. Items to be considered by Publisher for measuring the quality of the printed product shall include, without limitation, the following:

1.	Inking levels
2.	Registration of all colors
3.	Doubling, slurring of printed dot formation
4.	Moire’s
5.	Adherence to SWOP standards
6.	Color balance
7.	Print contrast
8.	Color match to supplied color guidance
9.	Margins, trimming and binding
10.	Bundling and Packing
11.	Adherence to the Magazine’s print order

Printer will place special attention and emphasis on all pages which the Publisher has designated as “Critical Reproduction”, (either editorial or advertising), i.e.: cover forms, crossover spreads, and page(s) which contain special or match colors. Publisher will alert Printer in writing (whether by mail, courier, facsimile or email) prior to actual press date of all “Critical Reproduction” pages. Publisher agrees to provide on-line proof approval on pages that Publisher has identified as Critical Reproduction pages. Prior to and during the actual printing of the issue, Printer will advise Publisher of any situation which could have, or is in fact having, a material adverse effect on the overall print quality.

Exhibit “F” will be mutually reviewed and revised by the parties once each calendar year, to include specific and definitive examples of the Publisher’s standards during the Term, together with a statement of comments by Publisher reasonably setting forth what Publisher deems unacceptable print quality as described above. Publisher shall provide the revised Exhibit “F” to Printer promptly upon completion of said revisions whereupon the revised Exhibit “F” shall be deemed incorporated in this Agreement in replacement of the immediately prior version.

Printer warrants that the Work shall be performed in accordance with the Production Schedule subject, however, to the timely submission by Publisher or suppliers of the materials required to be furnished by Publisher. If it becomes necessary for Printer to incur additional standard billable charges, including without limitation those relating to overtime, additional labor, press holding, stitcher holding, plates, press stops, press make readies, and/or stitcher make readies (collectively, “Delay Charges”), that directly result from a delay in the receipt by Printer of files, paper, inserts or wraps, delivery instructions, or from a failure by Publisher or any of its agents or contractors to perform any operation which Publisher is required to perform hereunder (and such delay in receipt of materials or such failure to perform is not primarily the result of any act or omission of Printer), Printer may charge, and Publisher shall pay, such Delay Charges that are actually and reasonably incurred by Printer; provided that (i) Printer uses commercially reasonable efforts to avoid incurring such Delay Charges, and (ii) Printer notifies Publisher (first by using best efforts to reach Publisher by live telephone conversation and then, in any case, by email) as soon as practicably feasible of any such delay in the receipt of materials and any such failure to perform. Printer agrees that it will attempt to so notify Publisher as soon as practically feasible or within at least ten (10) hours of the time at which Printer assigns the paper and/or inserts to the specific print job for which the Delay Charges would apply. No Delay Charges will be incurred without advance written approval from Publisher. In the absence of Publisher’s approval of the Delay Charges, delivery of the Work will be made as promptly as practicable consistent with Printer’s then available capacity and any failure to meet the Production Schedule in such situations will not be deemed a Breach of this Agreement so long as Printer notifies Publisher of the need for Delay Charges as soon as practicably feasible.

If Delay Charges are the direct result of any delay by Printer or suppliers of the materials required to be furnished by Printer or in order to fulfill Printer’s commitments per the Production Schedule, Exhibit “E”, such overtime shall be at Printer’s expense. To the extent Publisher incurs increased distribution costs as a result of Printer’s default of its obligations under this Agreement, Printer shall be liable for the commercially reasonable excess freight charges incurred by Publisher to meet on sale requirements, provided Publisher uses commercially reasonable efforts and cannot meet said requirements without incurring additional charges.

4.02	[Intentionally left blank]

4.03	Reimbursements for Ad Reproduction and Editorial Defects. Except with respect to Quality Breaches or Shipping and Mailing Breaches related to customer supplied inserts, Publisher’s sole and exclusive remedy for any Quality Breach or Shipping and Mailing Breach shall be to recover Printer’s invoiced manufacturing costs related to the defective page(s) or partial page (if associated with a fractional size ad) plus applicable paper costs; provided, however, that nothing in this paragraph shall diminish Publisher’s right to: (i) be indemnified by Printer in accordance with Section 10.01, and (ii) count any such Quality Breach or Shipping and Mailing Breach as a Breach for purposes of determining whether Publisher may terminate this Agreement. The manufacturing cost per page (or partial page) shall be determined by dividing the total invoiced manufacturing cost of the issue (i.e. printing, ink, and binding) plus applicable paper costs, by the total number of pages in a copy of the issue to determine the cost per page. With respect to Quality Breaches or Shipping and Mailing Breaches related to customer supplied inserts, Publisher’s sole and exclusive remedy for such Quality Breach or Shipping and Mailing Breach shall be to recover Printer’s invoiced manufacturing cost relating thereto; provided, however, that nothing in this paragraph shall diminish Publisher’s right to: (a) be indemnified by Printer in accordance with Section 10.01, and (b) count any such Quality Breach or Shipping and Mailing Breach as a Breach for the purpose of determining whether Publisher may terminate this Agreement. For ad reproduction defects, Printer shall not be liable to Publisher for cash rebates given by Publisher to an advertiser for defective page(s) or insert(s) that exceeds the manufacturing credits described above.

4.04	Limitation of Damages. Except as to the indemnification provisions set forth in Sections 10.01 (b) and (c) and 10.02 (b) and (c) of this Agreement, neither party shall be liable to the other party for any consequential, indirect, incidental, punitive or special damages, including without limitation, the loss of income, or revenue, or profits for any reason, whether rising out of breach of this Agreement, tort or any other theory of law or equity.

4.05	Notices of Breach. Publisher shall notify Printer in writing of each Quality Breach or Shipping and Mailing Breach within thirty (30) days from the applicable “on sale” date of the issue of the Magazine affected by such Breach, and Publisher shall identify, with reasonable specificity, the nature of such Quality Breach or Shipping and Mailing Breach. Publisher shall notify Printer in writing of each Performance Breach or Severe Breach within thirty (30) days of becoming aware of such Breach, and Publisher shall identify, with reasonable specificity, the nature of such Performance Breach or Severe Breach. Publisher’s failure to notify Printer of any specific Breach within such specified period will constitute an acceptance of the Work affected by such Breach (if any) and a waiver of the specific occurrence of such Breach, and Publisher will not be able to count such Breach for the purpose of termination hereunder; provided, however, that nothing in this paragraph shall diminish Publisher’s right to: (i) be indemnified by Printer in accordance with Section 10.01, and (ii) count any subsequent occurrence of such Breach for the purpose of determining whether Publisher may terminate this Agreement (provided that Publisher gives notice of such subsequent occurrence of such Breach to Printer in accordance with this paragraph). Notwithstanding the foregoing, if the exact same Breach is repeated more than once in any thirty (30) day period, then no specified previous occurrence of such Breach shall be deemed to have occurred unless Publisher has provided Printer with written notice of such specified previous occurrence on or before the applicable “file due date” of the issue of the Magazine containing any subsequent occurrence of such Breach.

4.06	Definitions of Breach. For the purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Quality Breach” shall mean the occurrence of one or more of the following in a material number of copies of any issue of the Magazine if caused primarily by Printer’s acts or omissions: (i) primary press defect (more particularly defined in Exhibits “F” and “J”); (ii) a major finishing defect (more particularly defined in Exhibits “F” and “J”); or (iii) any other breach of Printer’s obligations, representations or warranties hereunder which affects the quality or timeliness of the Work.

“Shipping and Mailing Breach” shall mean Printer’s tender of materially less than the pre-arranged number of copies of the Magazine (where the “pre-arranged number of copies” refers to subscription copies, newsstand copies and “comp” copies separately as well as in the aggregate) for delivery at Printer’s dock within *** of the dispatch times shown on the Production Schedule, provided that such failure is not the result of (i) a Force Majeure Event or (ii) any act or omission of Publisher or its agents or contractors, including without limitation Publisher’s failure to provide Printer with electronic page files landing at Printer’s site, inserts or other materials needed to produce an issue in accordance with the dates and times on Publisher’s production schedules. It is understood and agreed that, for any particular issue of the Magazine, more than one (1) Shipping and Mailing Breach occurring at an individual plant shall be deemed to constitute only one (1) Shipping and Mailing Breach for such issue at such plant.

“Performance Breach” shall mean any material breach of any of Printer’s obligations, representation or warranties hereunder which is not a Quality Breach or a Shipping and Mailing Breach.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Breach” shall mean any of the following breaches: Quality Breach; Shipping and Mailing Breach; and/or Performance Breach.

“Severe Breach” shall mean any one or more of the following if primarily caused by an act or omission of Printer: (i) pages from another publication mistakenly bound into a material number of copies of the Magazine; (ii) pages from the Magazine mistakenly bound into a material number of copies of another publication; (iii) if and only if the Magazine is saddle-stitched, a signature mistakenly bound upside down into a material number of copies of the Magazine; (iv) missing shipping or mailing deadlines for a material number of copies of the Magazine by more than ***; (v) any Breach which results in actual or threatened litigation where the aggregate amount of out-of-pocket legal expenses incurred by Publisher plus damages paid by Publisher to a third party upon judgment or as settlement of threatened litigation exceeds $***, and/or (vi) any material breach of Printer’s confidentiality obligations hereunder which directly causes Publisher significant, supportable damages, including but not limited to damage to reputation, lost profits, claims and lawsuits or material costs.

4.07	Termination for Breaches. Publisher may terminate this Agreement upon one hundred eighty (180) days prior written notice to Printer if: (i) there are at least *** Breaches in any consecutive *** period, or (ii) there are at least *** Severe Breaches in any consecutive *** period.

Publisher may require Printer to cease performing Work at any plant of Printer if there are at least *** Breaches relating to Work performed by such plant in any consecutive *** period (such plant is referred to as the “Terminated Plant”). Publisher must give Printer at least one hundred eighty (180) days prior written notice of such required cessation.

With respect to Publisher’s right to terminate this Agreement or to require a plant to cease performing Work, Publisher must exercise such right within one hundred eighty (180) days of the date of the notice provided to Printer of the Breach which gives rise to such right. If such right is not exercised by Publisher within such time frame and the right arises due to there being *** Severe Breaches in a consecutive *** period, then the earlier of the *** Severe Breaches giving rise to such claim will be deemed waived by Publisher and may no longer be counted toward determining whether Publisher has a right to terminate under Section 4.07 clause (ii).

4.08	Fitness of Materials. Printer shall assume no responsibility for the condition or fitness of materials supplied by Publisher or Publisher’s prepress vendors (other than Printer’s prepress facility) for printing or binding, unless (i) Publisher has requested Printer in writing and Printer has agreed, at Printer’s standard rates, to inspect such materials and to make such corrections, repairs, replacements or substitutions that Printer may recommend and such materials are in fact able to be repaired, replaced or substituted by Printer such that Printer can still fulfill its obligations hereunder; or (ii) the materials supplied by Publisher become damaged while in Printer’s custody, possession and control (with respect to which the provisions of Articles 9 and 22 shall be applicable).

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.09	Timeliness of Dispatches. To meet critical newsstand On Sale dates, Printer shall load skids with bundles of newsstand copies onto trucks on or before the dispatch times shown on Publisher’s Production Schedules (Exhibit “E”), such dispatches to be made without interruption during the shipping period so that all newsstand copies are en route to breakup agents or wholesalers in the least possible time. Both parties acknowledge that time is of the essence of all aspects of this Agreement. Printer’s failure to meet the obligations set forth in this paragraph shall be considered a Breach only if such failure results in a Shipping and Mailing Breach.

ARTICLE V

Paper

5.01	Publisher Furnished Paper. Publisher shall furnish F.O.B. Printer’s plant as set forth in the applicable production schedule, paper in rolls, prepared and identified in accordance with the reasonable mechanical specifications and delivery requirements set forth in Exhibit “G”. If paper that does not meet the specifications set forth on Exhibit G or that is otherwise substandard and/or defective (“Non-conforming Paper”) is used or received by Printer which adversely affects or, if used, might reasonably be expected to adversely affect runability or printability, Printer will provide prompt notification to Publisher (i) by using best efforts to reach Publisher by live telephone conversation (i.e., not voicemail), upon discovery of such substandard or defective conditions, and (ii) in writing (whether by courier or facsimile), within three (3) business days of discovery of such, non-conforming, substandard or defective conditions. If, after such telephone notification, Publisher requests, in writing, for Printer to continue using or to use the Non-conforming Paper to perform the Work and Printer incurs extra cost as a result thereof, Printer shall promptly notify Publisher in writing of such extra cost and thereafter such cost will be charged to and paid by Publisher. Printer shall give to Publisher all reasonable assistance as Publisher may request to assist Publisher in recovering for damage or defect. Steel cores shall remain the property of Publisher and, if not damaged so as to be unusable, shall be loaded in cars and returned to the respective mills by Printer at Publisher’s direction and expense. Printer shall perform the following paper management functions, including: receiving and providing a cursory inspection of paper, and notifying Publisher of the quantities received; maintaining paper inventory records; shipping cores back for credit; submitting periodic inventory reports to Publisher; developing paper requirements and paper required dates; and, at Publisher’s request, filing claims for damaged or defective paper. With regard to Printer’s responsibility for developing paper requirements, Printer shall submit to Publisher projections for each issue’s paper requirements (including basis weight, pounds, web width and paper due date for each requirement) based on the paper consumption allowances listed in Exhibit “C” and Publisher’s production schedule promptly after Printer receives from Publisher the information necessary to produce such paper projections. Printer shall update said paper requirement projections at Publisher’s request and just prior to each month’s LDC. In the event there is a discrepancy between Printer’s projected requirements and Publisher’s projections or Publisher’s representative’s projections, then Printer shall assist Publisher and Publisher’s representative(s) in reconciling such discrepancy. Publisher will be solely responsible for issuing purchase orders to its paper suppliers and paying the paper supplier’s invoices.

Printer shall provide data to Publisher of such substance (including without limitation the receipt, usage and balances of paper) and in such formats (including without limitation papiNet formats)

as reasonably directed by Publisher; provided that such formats are consistent with widely accepted industry practices. Printer and Publisher agree that it is in the interest of both parties to engage in solutions which are reasonable in cost and not otherwise restrictive to either party’s overall business interests.

5.02	Inventory Reports. Printer will maintain a record of all paper received, used and on hand, and shall submit an inventory report to Publisher within three (3) business days of completion of presswork. This inventory report shall be submitted in a record-keeping format reasonably satisfactory to Publisher and Printer. Printer will maintain an ongoing cycle inventory of Publisher’s paper. Once annually, upon reasonable advance notice from Publisher, at Printer’s sole cost, Printer will effect a physical inventory of paper and submit to Publisher said inventory report. Printer agrees to use commercially reasonable efforts to keep the wastage of paper to a minimum.

5.03	Paper Allowances. Within sixty (60) days after the end of each Contract Year, Printer and Publisher will calculate, for each grade and brand used, the underconsumption or overconsumption of paper purchased by Publisher for the applicable Contract Year. The paper consumption allowances are specified in Exhibit “C” and are based on net weight, inclusive of all press and binding spoilage, including wrapper and core waste (excluding the weight of cores). Publisher shall supply such information as may be needed to determine the average price of said paper. The full value of underconsumption of one kind of paper will be used as a credit against the full value of overconsumption of other kinds of paper (based on dollar value, not weight).

If in any Contract Year Printer consumes more paper than allowed by Exhibit “C” (i.e., net overconsumption), Printer shall pay Publisher an amount equal to ***% of the average cost of paper overconsumed during the printing of the Magazine during such Contract Year. If in any Contract Year Printer consumes less paper than allowed by Exhibit “C” (i.e., net underconsumption), Publisher shall pay Printer an amount equal to ***% of the average cost of paper underconsumed during the printing of the Magazine during such Contract Year. Publisher will continue to own all underconsumed paper.

Printer will not be responsible for excess paper consumption on Customer-furnished mill seconds or odd/job lot paper or on Non-conforming Paper. “Mill seconds or odd/job lot paper” is defined as paper sold by the manufacturer to a seconds broker, who resells the paper without a guarantee from the mill and without a mill brand name on the rolls. If Publisher elects to furnish Non-conforming Paper or odd/job lot or seconds paper, such paper must be suitable for use on high speed 4/color presses, and all paper in a given shipment must originate from the same mill and have been produced from not more than two mill runs. In the event that such paper is used, the standard contract paper allowance shall be waived and actual consumption of Non-conforming Paper or odd/job lot or seconds paper will become the standard allowance. Additional expense (lost time and materials) incurred by Printer as a result of the use of such paper will be paid by Publisher.

Printer and Publisher agree to adjust for the variation in the weight of wrappers, headers and cores for foreign paper versus domestic paper.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5.04	Storage. Publisher will supply all the paper required for the Magazine. Printer will not charge a storage fee to store Publisher’s paper for up to a cumulative *** day supply of paper (i.e., the projected consumption requirements for the following *** days which is equivalent to *** weeks). If the overall pounds in inventory for Publisher, across all four plants producing the Work, exceeds the projected consumption requirements over the following *** weeks, then Printer will be obligated to store such paper and be entitled to charge Publisher for such storage at the rates set forth in Exhibit “C”. The parties shall maintain adequate and customary insurance for said paper, and Printer’s insurance shall be primary (and shall apply first) and Publisher’s insurance shall be secondary (and shall apply only after Printer’s insurance has been applied).

5.05	Paper Waste. All waste paper and trim waste shall become the property of Printer.

5.06	Printer Furnished Paper. Publisher may request Printer to supply paper for a special insert that requires a different type of stock, or, on occasion, to furnish paper in case of shortfall and Printer will use commercially reasonable efforts to supply such paper.

ARTICLE VI

Prices, Rebates and Terms of Payment

6.01	Prices. The prices for the Work required to be performed by Printer are set forth in Exhibit “C”, as adjusted from time to time pursuant to the provisions of this Agreement (hereinbefore and hereinafter “Prices”). The Prices are exclusive of sales and other taxes. Any taxes imposed by federal, state or local taxing authorities on sales, manufacturing, processing or selling, will be added to the Prices and will be paid by Publisher. If there are to be any additional special or testing costs incurred (makereadies, binding, computer processing, overtime, etc.), Printer must provide cost estimates in writing to Publisher and obtain Publisher’s consent thereto prior to press run. In addition, Printer shall provide Publisher with cost efficient options for performing tests.

6.02

Rebates. If the Qualified Amount in any Contract Year equals or exceeds *** dollars ($***), then Printer shall provide Publisher with a rebate equal to *** percent (***%) of the Qualified Amount. If the Qualified Amount in any Contract Year equals or exceeds ***dollars ($***), then Printer shall provide Publisher with a rebate equal to *** percent (***%) of the Qualified Amount. As used herein, “Qualified Amount” shall mean the total of all amounts that Printer charges Publisher in any Contract Year for the sum of (a) the Work (excluding all amounts, if any, that Printer charges Publisher for paper, stamps/postage/franking and transportation services), and (b) any other work that Printer performs for Publisher with respect to publications other than the Magazine (excluding all amounts, if any, that Printer charges Publisher for paper, stamps/postage/franking, transportation services and work performed for the Weider titles pursuant to that certain Printing Agreement dated as of December 1, 2000 by and between Weider Publications, Inc. and Quad/Graphics, Inc.). All such rebates will be calculated promptly after the last business day of each Contract Year. The estimated amount of such rebate will be applied in the form of a credit to Publisher’s account no later than thirty (30) calendar days after the last business day of the applicable Contract Year and the final amount of such rebate will be applied in the form of a credit to Publisher’s account no later than forty-five (45) calendar days

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

after the last business day of the applicable Contract Year; provided, however, that for the last Contract Year of the Term (i.e., a Contract Year which will not be immediately followed by another Contract Year), Printer shall make cash payments to Publisher for (i) the estimated amount of any earned rebate no later than thirty (30) calendar days of the last business day of such Contract Year, and (ii) the final amount of any earned rebate no later than forty-five (45) calendar days after the last business day of such Contract Year.

6.03	Terms of Payment. Manufacturing invoices shall be due *** percent (***%) ***, net *** from receipt of hard copy by Publisher. Invoices for printer supplied paper and miscellaneous manufacturing charges shall be due net *** from receipt of hard copy by Publisher. All freight invoices (including charges for bulk freight) shall be due net *** from receipt of hard copy by Publisher. Invoices shall be due in accordance with the foregoing sentence provided, however, that all invoices shall be sent electronically using a PDF format with a hard copy sent via overnight delivery to include an original invoice and a copy. Any undisputed portion of an invoice not paid when due shall be subject to a service charge on past due balances equal to the prime rate as computed by the Wall Street Journal (i.e., the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks) or the maximum which may be charged by law, whichever is less. All invoices shall be prepared by Printer using a mutually agreeable format and each issue’s invoice shall include a summary page(s) which shows the totals across all four plants.

Each calendar week during the Term, within twenty-four (24) hours of such time and day of the week as Printer and Publisher may reasonably agree from time to time, Printer shall deliver to such email addresses as Publisher may reasonably specify from time to time a written statement (the “Weekly Statement”) which details all current information (as of the close of business of the prior business day) about Publisher’s unpaid invoices, including initial balances, unpaid balances, due dates, number of days past due and any other information that Printer and Publisher may reasonably agree to include from time to time. Provided that Printer materially complies with its obligation to deliver the Weekly Statement as required herein, if, at any time on or after January 1, 2005, Publisher defaults in timely payment of undisputed invoices in excess of *** dollars ($***) more than *** times hereunder in any consecutive *** period and in each such case Printer provides Publisher with written notice (in accordance with Section 27.01) of such default within *** of the first day such payment is late, then (i) Printer shall have the right to propose a change in terms of payment and such other actions as it believes in good faith to be necessary to protect its financial interests; and (ii) Printer’s obligation to perform any additional Work shall be subject to reaching mutual agreement on such revised payment terms and actions. It is understood and agreed that Printer shall have materially complied with its obligation to deliver the Weekly Statement, as required herein, if any invoice which could potentially be deemed to be in default under this paragraph is noted in at least one (1) Weekly Statement. If any Publisher payment default of an undisputed amount in excess of *** dollars ($***) continues uncured for more than *** after Printer has provided Publisher with written notice (in accordance with Section 27.01), Printer may terminate this Agreement upon written notice to Publisher.

6.04	Dispute. Should any portion of an invoice become disputed, Publisher agrees to pay the undisputed portion according to its terms and Publisher will notify Printer promptly of the

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

dispute. Both parties agree to use commercially reasonable efforts to resolve the disputed portion of such invoice within (30) days of learning of the dispute.

6.05	Postal Deposits. Publisher shall maintain the necessary deposits for postage to prevent possible delays in mailing. Printer shall advise Publisher if deposits, for any reason, fail to arrive in time, or are inadequate to cover mailing costs, so that funds can be wire-transferred in time for mailing.

6.06	Distribution Services. Unless notified otherwise, Publisher shall arrange for distribution services required for the Magazine. There shall be no additional charges (other than those specified in the pro forma invoices prepared by Printer and included as Exhibit “I”) for Printer to prepare copies for transit, to Publisher’s reasonable specifications, and load those copies onto trucks belonging to Publisher’s designated vendors. Periodically, Publisher may request Printer to offer a plan(s) for Publisher to use Printer’s pool to ship either the subscription copies or the newsstand copies or both. Printer will respond with such a plan(s) in a timely manner. If the parties agree to implement any such plan, they will enter into a separate agreement relating thereto.

ARTICLE VII

Price Adjustment

7.01	Price Adjustment. The manufacturing prices contained in Schedule “C” (excluding ink, paper, stamps/postage/franking and transportation services) shall be increased by the following amounts: (i) *** percent (***%) on ***; and (ii) *** percent (***%) on ***. (It is understood and agreed that the ***% increase on the manufacturing and ink prices shall be made on the manufacturing and ink prices as previously increased by the earlier ***% increase.) In the event Printer becomes obligated and entitled to provide or arrange for transportation services for Publisher’s Work under this Agreement, then fuel surcharges will be addressed by the parties to determine the reference and mechanics of such calculation.

7.02	CPI Price Adjustment. The manufacturing prices set forth in Schedule “C” are based on Printer’s salaries, labor rates, prices of materials, energy, working conditions and other items affecting the Work to be performed hereunder by Printer as of March 26, 2004. There will be no cost of living adjustment to the manufacturing prices included in Exhibit “C”, except for ink, until ***. On *** and on each subsequent *** during the Term, Printer will increase (decrease) manufacturing prices by ***% of the percentage increase (decrease) in the Consumer Price Index during the prior twelve-month period as described below. During each December prior to an adjustment date, Printer shall calculate the percentage change in the “all items” listing (1982-84=100) of the U.S. City Average for All Urban Consumers (CPI-U), as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the August immediately preceding the effective date of the price adjustment as compared to that reported for August in the previous year. If the CPI-U as defined above is revised or discontinued, the calculation described herein shall be made using the price index with which the Bureau of Labor Statistics replaces it. Printer shall furnish Customer with an adjusted Exhibit “C” by *** of each calendar year during the Term.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

At the time of each adjustment, if the monthly CPI-U Index increases over the specified prior twelve (12) months, the prices shall be adjusted upward by the percentage obtained by multiplying the percentage of increase of the CPI-U over the prior twelve (12) months by ***%. At the time of each adjustment, if the CPI-U decreases over the prior twelve (12) months, the prices shall be adjusted downward by the percentage obtained by multiplying the percentage of decrease of the CPI-U over the prior twelve (12) months by ***%. Should Publisher exercise Publisher’s right to extend this Agreement beyond the Initial Term, pursuant to the terms of Article 2.02, then all price adjustments after the Initial Term shall be calculated using ***% instead of ***% of the percentage increase (decrease) in the Consumer Price Index.

7.03	Ink (Other than Fluorescent Ink). All ink (except fluorescent ink) is priced on a *** basis. The ink prices in Exhibit “C” reflect material costs as of the current date and are based on the ink coverage reflected in the January 27, 2004 issue of the Magazine included as Exhibit “H”. In addition to the price increases set forth in Section 7.01, ink prices may be adjusted periodically to reflect any subsequent increase or decrease in Printer’s actual unit costs for materials from its suppliers. Printer shall furnish adequate documentation to support any adjustment. Printer shall keep Publisher informed of any industry intelligence that may impact the cost of ink, provided Printer may do so without breaching any confidentiality obligations it may be bound by and Publisher agrees to maintain the confidentiality of any such information. The failure to give Publisher notice of any price adjustment before such price adjustment is publicly announced shall not result in a delay in passing on any price adjustment. Notwithstanding the foregoing, Printer agrees that, until ***, the cumulative percentage price increase allowed under this Section 7.03 shall be limited to the cumulative percentage increase in Printer’s actual unit costs for ink from its suppliers for such period in excess of ***%. Thereafter, price increases or decreases shall be based on the percentage increase or decrease in Printer’s actual unit costs for ink over the actual unit costs as of ***.

7.04	Fluorescent Ink. Fluorescent ink shall be charged to Publisher at ***, supporting documentation to be furnished on request. At each of the four designated printing facilities, Printer shall maintain an inventory of approximately twelve non-process color inks for use on the front cover page, to be specified by Publisher, to allow Publisher to select the specific non-process color for the cover on twelve hours notice or more. Printer shall provide ink inventory reports of the Publisher specified non-process inks to Publisher on a quarterly basis indicating the shipment of ink has been in inventory and Printer will use reasonable efforts to ensure that each such quarterly report contains a reasonable notice of ink that will be expiring in the next six (6) months. Non-process colors will be kept in inventory for one year, in accordance with industry standards, and then discarded. Unless requested by Publisher, Printer shall not reorder replacement ink prior to discarding expired ink. The cost of any such discarded ink will be charged to Publisher. If Publisher requests that expired non-process ink be used by Printer rather than being discarded, Publisher will be responsible for any additional costs incurred by Printer to the extent caused by the use of such expired ink and Printer will not be responsible for any degradation of quality in the Work to the extent caused by such expired ink, and any such degradation will not be deemed a Breach hereunder.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE VIII

Force Majeure

8.01	Unavoidable Delays. Neither Publisher nor Printer shall be required to perform its obligations under this Agreement, and any failure by Publisher or Printer to perform will not be deemed a Breach hereunder, to the extent any failure to perform is caused by any act or event that (i) is beyond the reasonable control of and not the fault of the nonperforming party, and (ii) the nonperforming party would have been unable to avoid or overcome by the exercise of reasonable due diligence (a “Force Majeure Event”). It is understood and agreed that the term “Force Majeure Event” shall not include: (a) the failure or compromised efficiency of equipment or machinery, or (b) any increase or decrease in prices for commodities or labor. If a Force Majeure Event occurs, Publisher shall have the right to make immediate arrangements for the production of the Magazine by a third party, and Printer shall have the right to accept other work from third parties until such time as the Force Majeure Event ceases to cause the nonperformance. If the nonperformance continues for a period of ninety (90) days or more, then either party shall have the right to terminate this Agreement on thirty (30) days written notice.

If a Force Majeure Event occurs, Printer shall not be required to perform any services specified in this Agreement to the extent impeded by a Force Majeure Event but Printer shall use commercially reasonable efforts to have all such services performed either at other facilities which it operates or through subcontracting to other printers for the duration of any such occurrence, subject to Publisher’s consent, which shall not be unreasonably withheld or delayed. Should there be insufficient capacity or shortage of materials due to a Force Majeure Event, Printer shall give priority to its then current contract customers and allocate equipment and material fairly among such contract customers so that Publisher receives its fair share of resources.

During any such period while Publisher’s Work is being done under subcontract by Printer or at other facilities which Printer operates, the Price Schedule shall remain in effect and Printer’s obligations with respect to specifications and quality, the production schedule, overruns and underruns and storage shall remain in effect.

Printer will use commercially reasonable efforts in assisting Publisher to obtain completion of the unperformed Work, including, but not limited to, facilitating contacts between Publisher and other printers. Publisher shall have the right to remove from Printer’s plant any and all material (completed or uncompleted) relating to the Magazine upon written notice of Publisher’s election to have Work done elsewhere.

ARTICLE IX

Insurance

9.01

Printer agrees to maintain in effect throughout the Term, Commercial General Liability insurance, with minimum limits of $1,000,000 per occurrence and $3,000,000 in the aggregate. Coverage shall include Bodily Injury, Contractual Liability, Errors & Omissions, Property Damage, Completed Operations, and statutory worker’s compensation insurance, with carrier ratings of A.X. Best A6 or better, insuring all of Publisher’s Work which may be in process, and all materials furnished by Publisher, against loss or damage at its plants, or other locations, while in Printer’s or designee’s possession and control, due to water, fire, explosion, windstorm, civil unrest, and other hazards covered under customary extended all-risk policy provisions, subject to the terms, conditions, definitions, exclusions, limits and deductibles of such insurance policies. Commercial General Liability and Property policies shall extend coverage to Publisher, and shall name Publisher as an additional insured party. Printer shall furnish Publisher with evidence of such insurance from time to time at Publisher’s request, but not more than once annually.

ARTICLE X

Indemnification

10.01	Printer Indemnifications. Printer shall defend, indemnify and hold Publisher, its subsidiaries, affiliates, directors, officers and employees harmless from and against any and all claims, losses, liabilities, damages, judgments, costs (including reasonable attorney fees and other reasonable expenses) arising from, or in connection with: (a) any negligent act or omission; (b) willful misconduct of Printer or Printer’s agents; and (c) any third party libel, obscenity, invasion of civil rights, invasion of the rights of publicity or privacy, patent, trademark, copyright or other intellectual property infringement claim (including but not limited to claims based on text, photographs, illustrations, advertising or any other material) to the extent such claim is based on an error made by Printer in the printing of the Magazine. For the purpose of clarity, Printer and Publisher agree that the topic, theme, subject matter and editorial content of any page that contains an error made by Printer shall have no effect or consequence in determining the extent to which a claim is based on an error made by Printer in the printing of the Magazine.

10.02	Publisher Indemnifications. Publisher shall defend, indemnify and hold Printer, its subsidiaries, affiliates, directors, officers and employees harmless from and against any and all claims, losses, liabilities, damages, judgments, costs (including reasonable attorney fees and other reasonable expenses) arising from, or in connection with: (a) any negligent act or omission; (b) willful misconduct of Publisher or Publisher’s agents; and (c) any third party libel, obscenity, invasion of civil rights, invasion of the rights of publicity or privacy, patent, trademark, copyright or other intellectual property infringement claim, except to the extent such claim is based on an error made by Printer in the printing of the Magazine.

10.03

Indemnification Procedure. The party seeking indemnification shall promptly notify the other party of such claims. The cost of such defense shall be borne by the indemnifying party. At the indemnifying party’s option, the indemnifying party may assume the handling, settlement or defense of any such claim or litigation, in which event the indemnified party shall cooperate in the defense thereof, and the indemnifying party’s obligation with respect thereto shall be holding indemnified party harmless from any damages awarded on account of such claim or any settlement thereof made and approved by the indemnifying party. The indemnified party shall have the right to participate in such claim or litigation, at its expense, through counsel selected by indemnified party. Notwithstanding any provision of this Agreement, the indemnified party shall not be required to consent to any settlement that includes an admission of civil or criminal wrong doing in order to obtain or maintain its indemnification rights hereunder. The failure by an indemnified party to notify an indemnifying party shall not relieve the indemnifying party of any indemnification responsibility hereunder, provided that such failure does not materially prejudice the ability of the indemnifying party to defend such claim.

10.04	Representations and Warranties. Each party hereto represents and warrants to the other that (a) it is duly organized and incorporated, validly existing and in good standing under the laws of the state of its organization and incorporation, and duly qualified to do business in any state in which it does business; (b) this Agreement has been duly executed and delivered and constitutes a valid and binding agreement enforceable against it in accordance with its terms; (c) no authorization or approval from any third party is required in connection with its execution, delivery or performance of this Agreement; and (d) the execution, delivery and performance of this Agreement do not violate, nor will they cause the violation of the terms and conditions of any other agreement to which it is a party. The representations and warranties set forth herein shall survive the expiration or termination of this Agreement for a period of two (2) years.

ARTICLE XI

Confidential Treatment

11.01	Printer shall keep confidential the editorial and advertising content (the “Confidential Information”) of all of Publisher’s Work until the Magazine has been shipped out of the plant. Confidential Information does not include any information that the Printer can demonstrate (a) was known to the Printer before its disclosure hereunder by the Publisher or the Publisher’s agents, or in connection herewith; (b) is or becomes publicly known through no wrongful act of the Printer; (c) has been rightfully received from a third party whom the Printer has reasonable grounds to believe is authorized to make such disclosure without restriction; or (d) has been approved for public release by the Publisher’s prior written authorization. Confidential Information may be disclosed pursuant to applicable law, regulations or court order, provided that the Printer provides prompt advance notice thereof to enable the Publisher to seek protective order or otherwise prevent such disclosure.

Except as may be required by applicable law and except with respect to each party’s shareholders (in which case such party will be responsible for any failure to comply with this provision by any such shareholder), the terms, conditions, and prices contained within the body of this Agreement and attached Exhibits and Attachments is for the sole use and benefit of the contracting parties, and shall remain confidential with respect to all other parties.

ARTICLE XII

Binding Effect

12.01

This Agreement shall inure to the benefit of, and shall be binding upon the parties hereto and their respective successors and assigns, provided, however, that no assignment hereof shall be made by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that either party may assign this Agreement without such prior consent to any entity, including but not limited to a corporate affiliate or to any related corporation, that may acquire all or substantially all of such party’s assets (or, in Publisher’s case, all or substantially all of the Magazine). In the event of an assignment to a corporate affiliate or to any related corporation, the assigning party agrees to provide, upon written request, the other party with reasonably sufficient information of the creditworthiness of the corporation assuming such assignment. Should Publisher sell or otherwise transfer all or substantially all of the Magazine, and should the purchaser or transferee of all or substantially all of the Magazine not assume Publisher’s obligations under this Agreement, then Publisher shall pay to Printer, within thirty (30) days of such sale or transfer, an amount equal to: ***.

ARTICLE XIII

Ownership of Materials

13.01	Publisher shall retain ownership, including copyrights, of all materials supplied to Printer for the production of the Magazine, and all copies of the Magazine, and Printer shall not permit Publisher’s property to be subjected to any liens or encumbrances at any time or for any reason.

ARTICLE XIV

Governing Law

14.01	This agreement shall be governed and construed under, and be in accordance with, the laws of the State of New York, without regard to that state’s conflict of law rules.

ARTICLE XV

Waiver and Cumulative Remedies

15.01	No failure or delay in the exercise, by either party, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law or in equity.

ARTICLE XVI

Severability

16.01	If any provision in this Agreement is found to be invalid, unlawful or unenforceable to any extent, such provision shall be excluded from the Agreement, which shall continue to be valid and enforceable in all other respects to the fullest extent permitted by law.

ARTICLE XVII

Survival of Certain Matters

17.01	Any matter arising under this Agreement that creates a right of action in either party against the other party, or the enforcement of any obligation or undertaking by one party against the other, shall survive any termination of this Agreement.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE XVIII

Title and Risk of Loss

18.01	Finished Work. Title and risk of loss or damage to finished Work shall pass to Publisher upon delivery by Printer to carrier or U.S. Postal service (F.O.B. Printer’s shipping dock).

If Publisher and Printer enter into a separate oral or written agreement pursuant to which Publisher agrees to utilize Printer for distribution services, the following terms and conditions will apply:

•	Printer agrees that upon delivery to the U.S. Postal Service, common carrier or contract carrier, shipments of Work shall be covered by applicable insurance as carried by the U.S. Postal service, common carrier, or contract carrier; in the event of loss or damage.

•	Printer agrees that it will use commercially reasonable efforts to assist Publisher in filing all distribution claims, including the provision of adequate documentation.

•	Printer agrees that any common or contract carriers engaged by Printer to perform distribution services for Publisher shall have motor truck cargo legal liability insurance subject to the terms, exclusions, limitations, definitions and deductibles of such insurance policies. Printer further agrees to supply Publisher with evidence of insurance maintained by contract carriers engaged by Printer.

18.02	Materials. Title to all files, paper (excluding waste paper), inserts, etc., and other materials supplied or furnished by Publisher shall remain the property of Publisher. At any point in time, either during the Term or after the termination of this Agreement, Publisher may request and Printer shall deliver to Publisher F.O.B. Printer’s dock any or all artwork, files, paper and any other property of Publisher then in possession of Printer.

18.03	Preliminary Data Utilization. All images, film/files and material which Publisher provides to Printer are owned by Publisher, and shall be used exclusively for Publisher, no matter in what form those images may be retained by Printer, whether that form be color film separations or digitized computer information, including any computer-assisted alteration of the same.

ARTICLE XIX

Limitation of Materials

19.01	If Printer’s materials or supplies shall be limited because of governmental or supplier allocations or restrictions, Printer shall first discontinue supplying such materials or supplies for products of then current non-contract and non-regular customers. Thereafter, such materials or supplies as Printer shall have shall be used and distributed ratably to then current contract customers based upon the usage of such customers prior to the date the allocations or restrictions became effective. If the materials shortage prevents Publisher from publishing, then Publisher shall have the option to place the Work elsewhere per the provisions contained in Article 8.

ARTICLE XX

Where Work Performed

20.01	The magazines will be produced in four of Printer’s printing facilities (the “Plant(s)”). The Plant(s) are located in (1) Saratoga Springs, NY, (2) The Rock, GA, (3) Oklahoma City, OK and (4) Sussex, WI. Subject to the provisions herein, production of Magazines at plants other than Saratoga Springs, The Rock, Oklahoma City and Sussex will be permitted only by mutual agreement.

ARTICLE XXI

New Equipment, Process and Technology

21.01	It is recognized that if the parties mutually agree that the Work may be more economically and efficiently produced on new equipment, the parties will negotiate in good faith as to the terms for the installation of such equipment, including prices for Work produced, the terms and conditions of contract and any other arrangements which appear appropriate in connection with the addition of such equipment. Costs used in establishing new prices will be computed using the same framework and criteria as those used to establish the prices set forth in Exhibit “C”, the Price Schedule.

Notwithstanding the above, Printer will install a second 48-page press at its printing facility in Oklahoma City, OK. Printer agrees that said press will be operational on or around October 1, 2004 but in any event no later than December 31, 2004.

Furthermore, Printer agrees to communicate and make recommendations, in a timely manner and on an on going basis during the Term of this Agreement, concerning new methods, new technology and significant advances to improve process and reduce costs for the Work in all areas, including but not limited to, Pre-Press, Printing, Binding, co-mailing, newsstand processing and distribution, material storage, paper management, and scheduling. Printer agrees to make available to Publisher and to implement all advances in printing, binding, and distribution available to other publishers of similar work, specification and frequency and Printer and Publisher will negotiate in good faith as to the terms for the implementation of such new process and or technology for Work produced, the terms and conditions of contract and any other arrangements which appear appropriate in connection with the addition of new process and or technology. Costs used in establishing new prices will be computed using the same framework and criteria as those used to establish the prices set forth in Exhibit “C”, the price schedule. Furthermore, Printer agrees to use commercially reasonable efforts to improve the functionality of Printer’s website technology at QG.com to better serve the needs of the Publisher as such needs are communicated to Printer.

ARTICLE XXII

Storage of Materials

22.01

Printer shall store without charge any surplus copies of Publisher’s Magazine for up to two weeks beyond the production period contemplated by the applicable Production Schedule, but shall not destroy any such materials without Publisher’s written authorization and shall return the same to Publisher at Publisher’s cost, upon written request. All film, proofs and related materials provided to Printer by Printer’s pre-press facility, or other prepress facilities used by Publisher, shall be returned to such facility as soon as each issue is shipped out of the plant. If Publisher’s property is damaged while in Printer’s plant, and subject to Printer’s obligations with respect to such damaged property described herein, such property shall be replaced or reimbursed (at replacement costs of like kind and quality) to Publisher, subject to the provisions herein set forth.

ARTICLE XXIII

Messenger Service

23.01	Cost of messenger service between Publisher’s offices and Printer’s plants will be borne by Publisher.

ARTICLE XXIV

Discontinuance of Magazine

24.01	Notwithstanding anything to the contrary set forth herein, in the event that the Magazine is discontinued during the Term, then Publisher may terminate this Agreement upon written notice of such discontinuance and Publisher will not be liable for any damages to Printer for such termination. For the purposes of this Agreement, “discontinuance” shall refer to a total cessation of publishing the Magazine by Publisher for at least ninety (90) days. If the Magazine is discontinued, but at any time thereafter during what would have been the Term hereunder Publisher restarts publication of the Magazine or a publication similar to the Magazine, Publisher agrees to contract with Printer for the work related thereto on the same or similar terms as set forth in this Agreement. Publisher shall use commercially reasonable efforts to provide as much prior written notice as practicable to Printer in the event that Publisher elects to discontinue the Magazine to which this Agreement relates. Printer shall keep all information regarding Publisher’s intent to cease publishing the Magazine confidential.

ARTICLE XXV

Arbitration

25.01	In the event any dispute arises with respect to this Agreement, or the making or validity thereof, or its interpretation, or any breach thereof, and after diligent effort the parties cannot resolve their differences within sixty (60) days of written notice of such dispute or claim, then each such instance will be determined and settled by arbitration in New York, New York pursuant to the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) which will be the sole and exclusive remedy for all such disputes except as otherwise provided herein. Any award rendered will be final and conclusive upon the parties and a judgment thereon may be entered in any court having jurisdiction. The arbitration tribunal shall consist of three (3) arbitrators, one (1) appointed by Publisher, one (1) appointed by Printer and the third appointed by the said two (2) arbitrators.

ARTICLE XXVI

Bulk and Miscellaneous Shipment

26.01	All shipments for comp copies, bulk copies and office copies shall be shipped by Printer at Publisher’s direction and expense and Printer shall use Publisher’s shipping account information as provided by Publisher.

ARTICLE XXVII

Notices

27.01	Any notice, request, or other document to be given hereunder shall be given in writing to the addresses set forth below and (i) delivered personally, (ii) sent by Certified Mail, Return Receipt Requested, (iii) by overnight mail, return receipt requested, or (iv) sent via facsimile.

If to Publisher:	American Media, Inc.
4950 Communication Avenue, Suite 100
Boca Raton, FL 33431
Attention: Robert O’Neill, Vice President Manufacturing
Telephone: 561-998-7463
Facsimile: 561-998-7386

with a copy to:

American Media, Inc.
4950 Communication Avenue, Suite 100
Boca Raton, FL 33431
Attention: Michael B. Kahane, General Counsel
Telephone: 561-998-1225
Facsimile: 561-998-1224

If to Printer:	Quad/Graphics, Inc.
N63 W23075 Highway 74
Sussex, WI 53089
Attention: Dave Blais, Vice President Operations
Telephone: 414-566-2031
Facsimile: 414-566-9510

with a copy to:

Andrew Schiesl, General Counsel (same address)
Telephone: 414-566-2017
Facsimile: 414-566-9416

Notices shall be deemed received three (3) business days after posting if sent via certified mail, or one (1) business day after posting if sent via overnight courier or one (1) business day after transmission if sent via facsimile, provided that the sender shall have received and can produce a transmission report indicating that all pages of the notice have been transmitted to the correct facsimile number. Either party may change its address for notice by giving notice to the other party as set forth above.

ARTICLE XXVIII

Changes

28.01	No amendment, alteration, modification, waiver or change in the provisions of this Agreement or of any Exhibits hereto shall be effective or binding upon either party unless embodied in written instruments executed by its authorized signatory or signatures.

ARTICLE XXIX

Headings

29.01	The headings of the various sections in this Agreement are for convenience only, and shall not be considered in the interpretation of the provisions to which the heading relates. No amendment, alteration, modification, waiver or change in the provisions of this Agreement or of any Exhibits hereto shall be effective or binding upon either party unless embodied in written instruments executed by its authorized signatory or signatures.

ARTICLE XXX

Entire Agreement

30.01	This Agreement, together with the schedules now and hereafter made a part hereof, constitutes the entire understanding of the parties hereto concerning the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, pertaining to the subject matter hereof, including the Letter of Intent (dated February 4, 2004) and the Addendum to the Letter of Intent (dated February 11, 2004) between Publisher and Printer, which shall have no further force or effect as of the Effective Date of this Agreement. Consistent with the above, in the event that after the signing date hereof Publisher submits purchase orders or other written instructions to Printer, or Printer submits invoices or other written instructions to Publisher, that contain terms or conditions, such terms and conditions shall be of no force and effect, unless signed by both Printer and Publisher.

ARTICLE XXXI

No Joint Venture

31.01	The parties are independent contractors, and nothing in this Agreement is intended or shall be construed to create a partnership, franchise, joint venture, agency, employer/employee, master/servant, fiduciary, or other relationship. Neither party shall act in a manner that expresses or implies a relationship other than that of independent contractor, and neither party shall have the power or authority to act for, represent or bind the other party.

ARTICLE XXXII

Publisher’s Right to Enter Pressroom

32.01	Publisher’s authorized employees shall have the right to enter the pressroom and other relevant areas of the manufacturing plant during working hours and under the reasonable supervision of Printer to check and verify Printer’s conformance with the quality, specifications and production schedule set forth in this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officer(s), effective the day and year first above written.

AMERICAN MEDIA, INC.		QUAD/GRAPHICS, INC.

By:	/s/ MICHAEL B. KAHANE	By:	/s/DAVID A. BLAIS
Name:	Michael B. Kahane	Name:	David A. Blais
Title:	Senior VP and General Counsel	Title:	Vice President, Operations

Date: December 2, 2004		Date: December 2, 2004

Exhibit A: 2004/2005 Star Magazine Weekly Projections

Printing Facility	Total Print Order	Newsstand Shipped Copies	Mailed U.S. Subscription Copies	Newsstand Galley Copies	Mailed Foreign Subscription Copies	Pages
Quad Saratoga, NY	***	***	***	***	***	100-148
Quad Sussex, WI	***	***	***	***		100-148
Quad The Rock, GA	***	***	***	***		100-148
Quad Oklahoma City, OK	***	***	***	***		100-148

Four Plant Totals	***	***	***	***	***	100-148

Page counts and print orders are estimated ranges for the first contract year.

Actual pages and print orders may be outside of above estimates.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit B

Specifications

Exhibit B

STAR

Manufacturing Specifications

Quantity:	Approximately *** to *** newsstand and subscription copies per issue in the first year. (Refer to Exhibit “A” for distribution breakdown and projections for each of the four printing facilities). The print order for the four printing facilities may range to *** copies over the term of the contract. All projections are subject to change.

No. of Pages:	Page counts for individual issues are projected to range from 100 to 148 pages in the first year. Pages may range to *** pages over the term of the contract. These projections are subject to change.

Frequency:	Weekly Currently projected at 52 issues per year. Publisher may eliminate some weekly issues through double-issues. Publisher may add to the frequency through special issues.

Trim Size:	8 3/8” x 10 1/2” The trim size may be modified during the term of the contract.

Printing:	4/C Process – text pages 5/C Cover plus options for varnish or UV coating

Paper:	Cover Basis Weight: ***# Body Basis Weight: ***# All paper supplied by Publisher. Changes in the above basis weights may occur during the term of the contract.

Preparatory:	Publisher shall have digital page files transmitted to Printer.

Presswork:	Printer will print the magazines using offset presses.

Ink:	Invoicing of ink will be per prices listed in Exhibit “C”.

Binding/Mailing:

Saddle-stitched with three stitches.

Publisher may furnish inserts, wraps, bind-in cards, blow-in cards, dot whacks and other materials according to Printer’s specifications and production schedule ready for binding or application.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

March 4, 2004	Exhibit B	Page 1 of 2

Distribution:	Newsstand – Newsstand copies to be shrink-wrapped in bundles of 50 or as directed by Publisher.

Subscribers – Paper mailing labels to be applied directly to Cover 1 from Publisher supplied lists. Options to ink jet directly to cover and to ink jet onto blank paper labels applied directly to cover.

Office, Bulk Copies – Printer to prepare and distribute according to print order instructions provided by Publisher.

March 4, 2004	Exhibit B	Page 2 of 2

American Media, Inc & Quad/Graphic, Inc.

Print Contract

Exhibit C

Price Schedule & Paper Requirements

***	Portion of Exhibit C captioned Star Price Schedule and Paper Requirements, consisting of 4 pages, omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

QUAD/GRAPHICS, INC.

2004 PREPARATORY PRICE LIST

AMERICAN MEDIA, INC.

Prices are based on producing an 8-3/8'' x 10-1/2'' up to a 9'' x 10-7/8''.

FILE MANAGEMENT
(411)	Retrieve page	$	***
(058)	Archive	$	***
(453)	Download	$	***
(135)	Convert file (for proof file) - per color/per page	$	***
(174)	File Transfer Service* via T-1 (per page)	$	***

* File Transfer Service at $***/page will be billed once per issue to cover all 4 Quad plants.

* Prepress vendor will be responsible for sending plate-ready files to Quad/3 Times Square.

ELECTRONIC SYSTEM
(496)	Electronic page assembly, color correction, swatch matching, retouching, rotation, special effects, extensive resizing, alteration of desktop page files - (per hour)	$	***

ARM CENTER ®
(031)	Ad inspection	$	***
(175)	Convert film to digital file (per color)	$	***
(135)	Convert file (to Raster) - per color	$	***
(045)	Place ad	$	***
(433)	Retrieve ad	$	***
(058)	Archive ad	$	***
(077)	Write printer file (incl. download)	$	***
(246)	Set type patch (folios, codes, dates & values - per occurrence)	$	***
(417)	ARM Direct	$	***

PROOFING
(065)	Position proof	$	***
(221)	Color position proof (Splash)	$	***
(078)	Continuous tone proof (Epson)	$	***
(146)	Pick up color proof	$	***
(169)	Soft proof	$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Quad/Imaging/12728/021004	February 10, 2004	Page 1

[Quad Graphics logo]

Company Name: AMERICAN MEDIA OPERATIONS, INC	Date: March 19, 2004

Title Name: STAR	Title Code: STA152

As an industry leader, Quad/Data Service understands data driven solutions that implement your marketing strategy. Understanding the importance of data integrity, integration and data compliance allows process efficiencies and optimization of cycle times.

List Services	Price
Domestic Minimum * Applies when the total of all Q/DS services rendered does not equal the minimum	$	***
Media Load/Formatting * Please use Media Specification Sheets for media, formats & associated pricing.		*

Address Hygiene Includes: Address Std, Crrt coding, ZIP Correction, ZIP+4, DPBC, LOT & CASS. Additional Address Integrity services & pricing available upon request. (LOT, NCOA, DSF, LACS, Data Analysis)

	$	***
Line of Travel	$	***
Selects/Segmenting	$	***
Constant Coding (Hard Coding)	$	***
Variable Coding (Hard Coding)	$	***
Presort - Standard Mail	$	***
Presort - Periodical	$	***
Mail.dat * Quad/Graphics		***
Domestic Format for Output (Domestic Inkjet Format OR Domestic Label Format)	$	***
1 inch Cheshire 4-UP	$	***
1.5 inch Cheshire 4-UP	$	***

A price list not accepted within 90 days is subject to requoting.

For additional information on services, options or pricing, please contact your Corporate Sales Representative or call Q/DS sales at 414-566-3300

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit D

Yield Variance Determination

Exhibit D

Quad/Graphics, Inc.

American Media, Inc. – STAR MAGAZINE

Yield Variance Determination

PAPER YIELD VARIANCE VERIFICATION FOR USE IN

THE CALCULATION OF OVER OR UNDER CONSUMPTION

The actual basis weight of the paper received and used for each catalog shall be the basis for the calculation of over and under consumption.

Paper recording and analysis

The following steps detail the recording process Quad/Graphics uses to record paper consumption. This procedure accounts for all paper that feeds into the press.

Steps 8 through 11 below describe the procedure for verifying yield variance in terms of a single roll, although Quad/Graphics summarizes and reports the results of each entire press run. If needed, some individual rolls can be analyzed for checking purposes.

1.	The roll of paper is received into Quad/Graphics’ inventory at gross weight minus the fiber core weights. If these weights are not recorded on the roll manifest, the weights will be determined by calculating a factor of .24 times the roll width (or .333 times the roll width, for 6-inch cores).

2.	The roll of paper is then delivered to the press where rolltender removes roll wrapper and headers which are weighed and recorded at press or a constant for that order/shift may be developed and used in calculations.

3.	The rolltender then strips some of the outer layers of white paper to prepare roll for running. This “outer strip waste” is then weighed and recorded at the press by the rolltender.

4.	The rolltender mounts the “first” roll on the press. A splice is made and the “first” roll begins to be run through the press. Quad/Graphics’ Roll Collection System (RCS) records how many impressions each roll produces from splice in to splice out, as well as wrap, outer strip, and core strip waste.

5.	The white paper remaining on the core is then stripped off and weighed at press. This weight is captured in RCS as “core strip waste”.

March 4, 2004	Page D-1

Quad/Graphics, Inc.

Yield Variance Determination

Calculation of Yield Variance

6.	Begin with the “gross” received roll weight. Next subtract the weight of the fiber or steel core and the weight of the wrapper and the header. Then subtract the outer strip waste and the core strip waste to arrive at the weight of the paper that was actually run through the press.

7.	Calculate the theoretical weight of 1,000 impressions:

Cylinder circumference x Web width x Basis Weight

475*

* Book stock basis - 25 x 38 = 475

   Cover stock basis - 20 x 26 = 260

Newsprint/Tag stock basis - 24 x 36 = 432

8.	Divide the weight of paper through press by the theoretical weight per thousand impressions calculated in #7 and multiply by 1000. The result will be the number of impressions this roll should theoretically have achieved.

9.	Take the theoretical impressions calculated in #8 and subtract the gross impressions, this is the variance in impressions. Now divide this variance by the theoretical impressions and the result will be the yield variance percentage.

March 4, 2004	Page D-2

Quad/Graphics, Inc.

Yield Variance Determination

BASIS WEIGHT DETERMINATION

Example of the paper reporting steps (Although only one roll is used in this example, such calculations are not required on a roll by roll basis):

Step 1:	Roll number GID3329031M* is received.

Step 1a:	The roll is received at 5,474#.
(The gross weight less the weight of the fiber core.)

Step 2:	Roll is taken to press. Wrapper and headers are weighed at 24 pounds.

Step 3:	The outer strip waste weighs 24 pounds.

Step 4:	The impressions achieved by this roll are 22,460.

Step 5:	Core strip waste is weighed at 18 pounds.

Step 6:	Paper through press is calculated:
5,474# - 24# - 24# - 18# = 5,408 pounds.

Step 7:	Impression size (roll width x cylinder circumference) =3,556.125; Basis weight =
25 x 38 - 32#; 3,556.125 x 32/475 = 239.57# (weight of 1,000 impressions)=.

Step 8:	5,408/239.57 x 1000 = 22,574 theoretical impressions

Step 9:	22,460 - 22,574 = (114);
(114)/22,574 = .00505 (.51% heavy)
Which indicates an actual basis weight of 32.1616#

*	Note: This roll sent for testing and showed a basis weight of 32.1536#.

March 4, 2004	Page D-3

Quad/Graphics, Inc.

Yield Variance Determination

DEFINITIONS

1.	Gross Received Weight
The gross received weight includes the weight of the following:

a)	wrapper weight

b)	header weight

c)	the weight of all usable and unusable paper

d)	the weight of the fiber or steel core

2.	Net Received Weight
Gross received weight less the weight of the core.

3.	Paper Through the Press
Net received weight less outer strip waste and core strip waste, wrappers, headers, and paper damaged in transit.

4.	Outer Strip Waste
White waste stripped off prior to running the roll.

5.	Core Strip Waste
White waste left on the core after roll is run.

6.	Basis Weight
The weight of 500 sheets of the specified paper, cut to the “basic size”. The standards for each basic size are: Book (25 x 38), Cover (20 x 26), and Newsprint/Tag (24 x 36).

7.	Yield Variance
The difference between the actual basis weight and the specified basis weight.

8.	Over/under Yield Variance Calculations
Actual basis weight received can be determined utilizing the steps previously defined, averaging all rolls consumed.

9.	Over/under Consumption Determination
The actual basis weight of the paper used shall be the basis for the calculation of under or over consumption.

March 4, 2004	Page D-4

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit E

Production Schedules

***	This entire Exhibit E, consisting of 5 pages, has been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit F

Sample Copies, Defect Criteria

(Sample Copies to be provided by American Media, Inc.)

American Media, Inc.

Print Contract

Exhibit F

Quality Defect Criteria

The following items will be considered the criteria for measuring Printer’s performance in meeting the quality standards for the work. The Quality Sample of Star, attached hereto as Exhibit “F”, will be used as the basis for judgment regarding Printer’s performance under these criteria:

1.	Inking levels

Reviewed for their consistency and conformance to American Media Inc.’s density requirements, which must fall within S.W.O.P. standard densities.

2.	Registration of the printed image

3.	Lack of doubling, slurring and blurring of the printed dot

4.	Lack of moiré patterns

5.	Adherence to S.W.O.P. standards

6.	Balance of type color

Reviewed for consistency of ink color and density

7.	Margins, trimming and binding

Reviewed for accuracy in crossover alignment, page alignment, and trimming; strength and consistency of binding.

8.	Absence of grader marks and other mechanical marks on the printed sheet

9.	Color matching of supplied advertising and editorial page files or film

10.	Printed contrast

Reviewed for intensity and saturation of color, and presence of shadow contrast.

In addition, the following criteria will be used to measure Printer’s performance in aspects of the work that cannot be demonstrated by means of the printed Sample of Quality:

1.	Bundling and packing of copies of the Magazine

Reviewed for minimization of damage and scuffing

2.	Adherence to Star’s print order

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit G

Paper Specifications

Roll Paper Supplier Specifications

This document provides supplier specifications for roll paper received by Quad/Graphics, Inc.

Order Acknowledgments

For Paper Purchased by Quad/Graphics

•	Acknowledgments on all orders should be faxed to (414-566-9418), or emailed to Paper.Acknowledgement@qg.com, no later than one business day after the buyer has placed the order. The following information should be included in detail:

Quad PO#

Mill Order #

CWT price

Mill location

Grade name

Basis weight (B25x38)

Web width

Diameter(s)

Manufacture date

Quantity

Ship date

Mode of transit

Planned freight cost

Core type

Last date of change

Allocation month

Delivery window

•	Quad Paper Purchasing will email the purchase order the same business day that the order is placed with the paper supplier.

•	Purchase orders will indicate press type.

For Customer Supplied Paper

•	Customer acknowledgments should be faxed to the individual Quad facilities. Fax numbers and plant contacts are listed at the end of these specifications. At a minimum, Quad prefers notification on:

Customer Purchase Order

Mill Order #

Mill location

Grade name

Basis weight (B25x38)

Web width

Diameter(s)

Manufacture date

Quantity

Ship date

Press date

Mode of transit

Core type and

Delivery date

This information will help Quad plan for future warehousing space requirements and placement.

•	For all offset rolls, it is imperative that the customer supplies press type information to the paper mill, i.e., M3000 (2x6), , M1000 (2x4), M110, MAN-Roland (4x6) etc. This will be used to determine the minimum and maximum outside diameters.

Quad/Graphics is in the process of implementing the papiNet Messaging Standards and will be requesting that all Order Acknowledgements, whether for Quad ordered paper or customer ordered paper, use the papiNet Order Acknowledgement message.

Roll Weights

•	Roll labels and manifests should list both gross, tare and net weights in pounds.

•	Tare weight includes core and core plugs.

•	All invoices should be based on net weights (i.e., gross weight less tare).

•	Roll Width

•	The exact roll width size is required + / - 1/32".

•	Roll Diameters

*	For example: 30" Roll cannot exceed 2,700#; 38" roll cannot exceed 3,420#.

Over/Under Delivery Specifications

•	As of 2/1/2002, for Quad purchased paper, all over shipments on orders greater than 44,000lbs.* will result in a rejection of the over shipped roll(s).

Basis Weight Tolerance

•	Overweight paper is not desirable. The target should be from nominal to .25 percent light. The average basis weight should be as close as possible to nominal basis weight.

For Quad Purchased Paper

•	Quad will audit basis weight once per quarter on an aggregate basis.

•	If the average is overweight, Quad may debit the mill and provide documentation.

•	If the average is underweight, the mill will receive credit for the following quarter.

•	At the end of the calendar year, any mill credits will be zeroed out.

•	Quad’s basis weight variance calculation will be used in verifying average basis weights. Quad’s calculations will supersede mill figures. Quad compares actual impressions to theoretical impressions based upon stated roll weight, basis weight and width of roll. If the actual impressions are less than the theoretical impressions that have been calculated, the paper is considered heavy.

•	Quad reserves the right to hold the supplier responsible for individual orders.

Purchased Paper Claims

For Quad Purchased Papers

•	Notification of transit claims will be filed directly with the originating paper mill. In the cases where paper was shipped from another printer, claim documentation will be forwarded to the papers’ owner. Resolution of the claim is then the responsibility of the owner.

•	Notification of press claims will be filed directly with the paper supplier. Quad will provide evidence of damages.

•	Claims are to be resolved within 21 calendar days from the file date. If no dispute arises and a claim remains unpaid on day 21, Quad/Graphics will debit the mill and reference the claim number.

•	Disputed claims that remain unresolved after 21 calendar days will be forwarded to Quad/Graphics’ Paper Purchasing department for resolution.

•	No time limit exists for Quad discovering concealed water damage. We will do our best to report cases as they are discovered.

For Customer Supplied Paper

•	Press production claims will be filed directly with the customer. Reimbursement from the paper supplier will be the Customer’s responsibility.

Shipping Records

•	In order to help ensure that paper is received in a timely manner, as it is shipped, or before, we ask that the paper mill send Quad/Graphics a copy of the shipment manifest by electronic transmission prepared and transmitted in accordance with the papiNet Delivery Message standard. Roll size and weight information should be specified in inches and pounds.

Transportation

•	Whether paper is shipped via rail or truck, the following equipment and loading requirements must be met for the paper to arrive in good condition. We expect adherence to the requirements, as they will minimize claims among other mutually beneficial outcomes.

•	Quad/Graphics prefers shipments to arrive via railcar.

Rail Car Loading

•	Quad/Graphics prefers railcars with 8 feet or wider doors and with cushioned underframe.

•	Do not bilge load. Load all rolls on end, unless prior approval for loading patterns is given by the receiving department.

•	Load rolls of paper using the guidelines prescribed in the Association of American Railroads Pamphlet 39, or other specific loading and bracing methods, which have received approval of the American Railroads Freight and Damage Prevention Division.

Truck Loading

•	Container and truck/trailers are to have a minimum door opening of 92 inches.

•	Paper is received at all Quad/Graphics facilities 24 hours per day, 7 days per week, and most holidays, by appointment only.

•	Appointments for each plant are to be made 48 hours in advance Monday through Friday, 7:00 AM through 5:00 PM. Truckloads may be directed to other Quad facilities upon arrival.

•	Quad/Graphics will not be responsible for reconsignment fees for distances of 10 miles or less.

•	When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate the delivery due date, based on receiving paper 24 hours a day, 7 days a week.

•	When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock, and will expedite unloading.

Delivery Timing

•	Due dates for all deliveries will be noted on Quad/Graphics Purchase Orders, or to the customer on, customer-supplied paper. Deliveries up to four calendar days prior to a specified due date will be considered acceptable.

•	Deliveries will be considered late if paper has not arrived on or before the specified due date.

•	Early delivery charges will not apply to orders less than 45,000 pounds.

Late Deliveries

•	Late deliveries will be reviewed by our Purchasing department and paper mills on a case-by-case basis. Deliveries will be considered late if the paper mill fails to meet the mutually agreed upon delivery dates established by paper mill and communicated to our Purchasing department at the time the order was acknowledged.

•	Deliveries may be refused if paper shipments are late and received after the job is off press, if no further identifiable use is found for the paper.

Core Specifications

•	All cores are plain high strength fiber.

•	Core type should be noted on EDI or packing slip.

•	Core plugs are required on all rolls with a core all thickness of less than 0.660 inches.

•	If core wall thickness is greater than 0.660 inches, core plugs will not be required.

•	No metal end caps or notches.

•	Core width not to exceed paper width, and not less than 1/16 inches less than paper width.

•	Three inch ID cores are required on all rolls less than or equal to 97 inches.

•	6 inch ID cores required on all rolls greater than 97 inches.

Mill Splices

•	No more than two mill splices per roll (any diameter).

•	No more than 30 mill splices per 100 rolls.

•	All mill splices must be clearly marked on roll label and clearly marked on end of roll.

•	No mill splices should be within 2 inches of each other.

•	No mill splices can be less than 2 inches from outside.

•	No mill splices can be less than 5 inches from core.

Web Break Performance

•	Allowance is three breaks per 10 million linear feet through the press.

•	Quad may debit the following for all web breaks in excess of 3/10 mm linear feet for offset presses and 1.5/10 mm feet for gravure presses:

Gravure:	$1000
M3000:	$750
Man Roland:	$550
M1000:	$550
M1000:	$750

•	Quad will provide all evidence claimed.

•	Quad will make reasonable attempts to notify mill technical personnel as problems arise.

Roll Labels

•	Quad/Graphics requires adherence to the IDEAlliance Guidelines for Paper Roll and Package Labeling Specifications as set forth in IDEAlliance Standard 132-1997, and the North American Roll Identifier IDEAlliance Standard 1995.

•	There should be two labels (minimum) with all required information, attached to the roll wrapper by means of an adhesive backing. Each label should have the following information:

1)	Grade name and type of paper.

2)	Basis weight and roll width.

3)	Gross weight, net and tare weight (Barcode preferred).

4)	Mill name and mill order number (Barcode preferred).

5)	Mill roll number (Barcode preferred).

6)	Publisher name. When purchased by a merchant, the merchant is required to furnish the Publisher’s name/order number to the mill.

7)	Title and/or purchase order number.

8)	Direction of unwind and felt or wire side out.

9)	Core type & Outside diameter

•	An additional third label may be placed on the topside of the roll.

•	Quad/Graphics request the number of mill splices stenciled on the roll label.

•	Roll size and weight information should be in inches and pounds.

Roll Stenciling

•	Roll Number Stencils must be on at least one end of the unwrapped roll, but we prefer that both ends be stenciled.

•	The size of the stencil and location must be as close to the core as possible, and no more than 10 inches from the core as not to interfere with auto paster detectors.

•	Please indicate the roll’s unwind direction with an arrow on roll label

Sussex

Plant Address:	N63 W23075 Highway 74 Sussex, WI 53089
Ship To Address:
Truck:	N63 W23075 Highway 74 Sussex, WI 53089 Deliveries to dock doors 1 to 6 Phone: (414) 566-2503 Fax: (414) 566-9558
Rail:	Canadian National N63 W23075 Highway 74 Sussex, WI 53089
Plant Contacts
Paper Warehousing:	Phone: (414) 566-2503:
Fax: (414) 566-9558
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

Sussex facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Canadian National

Delivery Information

Paper is received at Quad/Graphics-Sussex facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Sussex plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (414) 566-2503. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Pewaukee

Plant Address:	N224 W3322 Duplainville Road Pewaukee, WI 53072
Ship To Address:
Truck:	N224 W3322 Duplainville Road Pewaukee, WI 53072
Deliveries to dock doors 21 to 22
Phone: (414) 566-6259
Fax: (414) 695-3980
Rail:	Canadian National
N224 W3322 Duplainville Road Pewaukee, WI 53072
Plant Contacts
Paper Warehousing:	Phone: (414) 566-6259:
Fax: (262) 695-3980
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

Pewaukee facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Canadian National

Delivery Information

Paper is received at Quad/Graphics-Pewaukee facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Pewaukee plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (414) 566-6259. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week

West Allis

Plant Address:	555 South 108th Street West Allis, WI 53214
Ship To Address:
Truck:	555 South 108th Street West Allis, WI 53214
Deliveries to dock doors 26, 27 and 28
Phone: (414) 566-3192
Fax: (414) 566-3857
Rail:	None
Plant Contacts
Paper Warehousing:	Phone: (414) 566-3192
Fax: (414) 566-3857
Electronic Transmissions:	Phone: (414) 566-6000

Information Systems Department

Transportation Instructions

West Allis facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Not rail accessible

Delivery Information

Paper is received at Quad/Graphics-West Allis facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for West Allis plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (414) 566-3192. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Hartford

Plant Address:	1900 West Sumner Street Hartford, WI 53027
Ship To Address:
Truck:	1900 West Sumner Street Hartford, WI 53027
Deliveries to dock doors 3-8
Phone: (262) 673-1148
Fax: (262) 673-1670
Rail:	WSOR
Plant Contacts	1900 West Sumner Street Hartford, WI 53027
Paper Warehousing:	Phone: (262) 673-1148
Fax: (262) 673-1670
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

Hartford facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

WSOR

Delivery Information

Paper is received at Quad/Graphics-Hartford facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Hartford plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (262) 673-1148. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Lomira

Plant Address:	952 Badger Road Lomira, WI 53048
Ship To Address:
Truck:	952 Badger Road Lomira, WI 53048
The paper is located in the southeast corner, between dock doors 1 and 2
Phone: (920) 269-5522
Fax: (920) 269-7032
Rail:	Canadian National 952 Badger Road Lomira, WI 53048
Plant Contacts
Paper Warehousing:	Phone: (920) 269-5522
Fax: (920) 269-7032
Electronic Transmissions:	Phone: (414) 566-6000

Information Systems Department

Transportation Instructions

Lomira facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Canadian National

Delivery Information

Paper is received at Quad/Graphics-Lomira facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Lomira plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (920) 269-5522. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Saratoga Springs

Plant Address:	56 Duplainville Road Saratoga Springs, NY 12866
Ship To Address:
Truck:	56 Duplainville Road Saratoga Springs, NY 12866
Deliveries to dock doors 4-5, 31-36
Phone: (518) 581-4149
Fax: (518) 581-4884
Rail:	56 Duplainville Road Saratoga Springs, NY 12866
Plant Contacts
Paper Warehousing:	Phone: (518) 581-4149
Fax: (518) 581-4884
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

Saratoga Springs facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Canadian Pacific Railway

Delivery Information

Paper is received at Quad/Graphics-Saratoga Springs facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Saratoga Springs plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (518) 581-4149. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Martinsburg

Plant Address:	855 Caperton Boulevard Martinsburg, WV 25401
Ship To Address:
Truck:	855 Caperton Boulevard Martinsburg, WV 25401
Deliveries to dock doors 7-9
Phone: (304) 262-7186
Fax: (414) 566-9555
Rail:	855 Caperton Boulevard Martinsburg, WV 25401
Plant Contacts
Paper Warehousing:	Phone: (304) 262-7186
Fax: (414) 566-9555
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

Martinsburg facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

CSX Rail

Delivery Information

Paper is received at Quad/Graphics-Martinsburg facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for Martinsburg plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (304) 262-7186. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

The Rock

Plant Address:	100 Duplainville Road The Rock, GA 30285
Ship To Address:
Truck:	100 Duplainville Road The Rock, GA 30285
Deliveries to dock doors 4-6
Phone: (706) 648-5233 or (706) 648-5245
Fax: (706) 648-5811
Rail:	Norfolk Southern
Plant Contacts	(706) 648-5233 or (706) 648-5245
Paper Warehousing:	Phone: (304) 262-7186
Fax: (706) 648-5811
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Transportation Instructions

The Rock facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

Norfolk Southern

Delivery Information

Paper is received at Quad/Graphics-The Rock facility 24 hours per day, 7 days per week, and most holidays,

By Appointment Only.

Appointments for The Rock plant are to be made 48 hours in advance, Monday through Friday, 7:00 AM through 5:00 PM, at (706) 648-5233 or (706) 648-5245. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper 24 hours a day, 7 days a week.

Oklahoma City

Plant Address:	6801 South Sunnyland Road Oklahoma City, OK 73135
Ship To Address:
Truck:	6801 South Sunnyland Road Oklahoma City, OK 73135
Deliveries to dock doors 4-9
Phone: (405) 264-4095
Fax: (405) 264-4166
Rail:	6801 South Sunnyland Road Oklahoma City, OK 73135
Plant Contacts
Paper Warehousing:	Phone: (405) 264-4095
Fax: (405) 264-4166
Electronic Transmissions:	Phone: (414) 566-6000
Information Systems Department

Electronic Transmissions: Phone: (414) 566-6000

Information Systems Department

Transportation Instructions

The Oklahoma City facility cannot receive short height containers - does not have the ability to unload shipment - inside height clearance must be at least 92 inches.

Rail Carrier

BNSF Railroad

Delivery Information

Paper is received at Quad/Graphics-Oklahoma City facility 24 hours/day, 7 days per week, with the exception of some holidays.

Appointments for the Oklahoma City plant are to be made 48 hours in advance, Monday through Friday, 8:00 AM through 4:00 PM, at (405) 264-4095. When the carrier calls for an appointment, they will be given an appointment number. This number will be needed for off loading of roll stock.

When calling for an appointment, the PURCHASE ORDER is required to ensure delivery to the correct facility, and to accommodate delivery due date, based on receiving paper five days a week (Monday - Friday).

Quad/Graphics Inc.

96" Cameron CT-16 Two Drum Slitter/Rewinder

Specifications

Maximum Web Width 96"	96”
Minimum Width of Unwind Roll	9”

Maximum Roll Diameter	60"
Maximum Rewind Diameter	60"
Unwind Core Diameters	3" and 6" I.D.
Rewind Core Diameters	3" and 6" I.D.
Minimum Trim Required	¼”
Maximum No. Of Slits Strips	8
Minimum Width of Slit Strips	12”
Slitting Method / Wrap - around Shear
Maximum Web Speed	4000 FPM
Roll Wrap System
Roll Wrap System
(accommodates full range of diameters)
Header Press

Individual or Multi-pack Wrapping

Kraft or Stretch Wrapped

For more information call Mike George: Paper Warehousing, Lomira (920) 269 - 5521 or E-mail mgeorge@corp.qgraph.com

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit H

Ink Coverage Exhibit

Ink Coverage Exhibit is a Sample Copy of the January 27th, 2004

Issue of Star

American Media, Inc & Quad/Graphic, Inc.

Print Contract

Exhibit I

Sample Pro Forma Invoice

7	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
3/4/2004
9	Year 1
10	PRINTING PLANT						Quad Saratoga
19
26	COST RECAP					Amount
27	PRINTING COST
28	TRANSMISSION COSTS - T1 Line					$	***
29	PREP (rec. & handle files)					$	***
30	PRESSWORK					$	***
31	INK					$	***
32	BINDING					$	***
33	MAILING & NEWSSTAND BUNDLING					$	***

34
35	TOTAL PRINTING COST - Before Adj.					$	***

37	***% PRICING PREMIUM					$	***
38	PAY TERMS ADJUSTMENT					$	***

41	TOTAL PRINTING COST - Incl. Adj.					$	***

43
44	PAPER POUNDS					Pounds
45	***# COVER PAPER						***
46	***# BODY PAPER						***
47
52	MAGAZINE ISSUE STATISTICS
53	PRINT ORDER (000’s)						***
54	-N/S COPIES						***
55	-MAILED COPIES						***
56	-FOREIGN COPIES IN ENVELOPES						***
57	-N/S GALLEY COPIES IN ENVELOPES						***
58	-ENVELOPES FOR N/S GALLEY CPS						***
59	CARTONS FOR BULK COPIES						***
60	PAGES						***
61	TRIM SIZE						8 3/8" x 10 1/2"
64	No. of Saddle Stitchers						***
65	No. of Mailing MR’s						***
66	Mailing Mode - Labels: 1, Ink Jet: 2						***
67	No. Bind-in Cards (Full Run)						***
68	No. Bind-in 4 Pg Furn. Ins. (Full Run)						***
69	No. Blow-in Cards (Full Run)						***
70	No. of 4/c Plate Changes						***
71
72
73	FORMS	Form	No. of Forms	Pgs	No. Up	No. of Sigs.
74	Cover Form	4 Page Cover 4 Up	1	4	4		***
75	Body Form #1	***	***	***	***		***
76	Body Form #2	***	***	***	***		***

78	Totals			***			***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE									Quad Saratoga

83	PRINTING COSTS		QTY.	QTY.		RATE ($)			AMOUNT ($)
84	TRANSMISSION COSTS - T1 Line ($***/page)			***		$	***		$	***
85
86	PREP - Receive & Handle Pages			***		$	***		$	***
87
88	PRESSWORK (incl. paper handling)		No. Forms
89	4 Page Cover ***									4 Page Cover 4 Up
90	MR		***	***		$	***		$	***
91	Run		***	***		$	***		$	***
96	Press Stop & 4/c Plate Change		***	***		$	***		$	***
97	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
98	Body Form #1									***
99	MR		***	***		$	***		$	***
100	Run		***	***		$	***		$	***
101	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
102	Body Form #2									***
103	MR		***	***		$	***		$	***
104	Run		***	***		$	***		$	***
105	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
112

113	Total Presswork								$	***

114
115	INK		Pages	Print Order
116	Cover Pgs - 4/c		***	***		$	***		$	***
117	Cover Pgs - Add’l for 5th Color (Metallic - less than 20%)		***	***		$	***		$	***
118	Cover Pgs - Add’l for Varnish (Gloss varnish)		***	***		$	***		$	***
119	Body Pgs - 4/c		***	***		$	***		$	***
121

122	Total Ink								$	***

123

125	BINDING		Pkts/	No. Stitchers/		RATE ($)			AMOUNT ($)
126			No. Inserts	Print Order
127	Base Sigs. - MR		***	***		$	***		$	***
128	Base Sigs. - Run		***	***		$	***		$	***
129	Bind-in Card - MR		***	***		$	***		$	***
130	Bind-in Card - Run		***	***		$	***		$	***
131	Bind-in 4 Pg Insert - MR		***	***		$	***		$	***
132	Bind-in 4 Pg Insert - Run		***	***		$	***		$	***
133	Blow-in Card - MR		***	***		$	***		$	***
134	Blow-in Card - Run		***	***		$	***		$	***
135	Lot change, per signature			***		$	***		$	***
136	Handle Furnished Inserts - Per Skid	***		***		$	***		$	***

140	Total Binding								$	***

141
142	MAILING & NEWSSTAND BUNDLING
143	Apply Address Label to Cover and Mail, MR			***	Stitcher	$	***		$	***
144	Apply Address Label to Cover and Mail, Run			***		$	***		$	***
145	Ink jet address ( single position ), MR			***		$	***		$	***
146	Ink jet address ( single position ), Run			***		$	***		$	***
147	Prepare N/S Bundles of 50’s & Load, MR			***	Stitchers	$	***		$	***
148	Prepare N/S Bundles of 50’s & Load, Run			***		$	***		$	***
149	Foreign Copies - Insert Copy in Envelope & Affix Label			***		$	***		$	***
150	N/S Galley Copies - Insert 1 - 10 Copies in Printer Supplied Envelopes & Affix Label - Per Package			***		$	***		$	***
151	Cartons			***		$	***		$	***
155

156	Total Mailing & Newsstand Bundling								$	***

157
158	TOTAL PRINTING - Before Adjustments								$	***

160	***% PRICING PREMIUM			$ ***			***	%	$	***
162	***% CREDIT IF PAYMENT IN *** DAYS OF INVOICE DATE			$ ***			***	%	$	***

166	TOTAL PRINTING - Including Adjustments								$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

169	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
170
172	PRINTING PLANT					Quad Saratoga
173	PRINT ORDER					***
174	PAGES					***
175	TRIM SIZE					8 3/8" x 10 1/2"
176
177	PAPER	QTY.	QTY.		RATE (Lbs.)	AMOUNT (Lbs.)
178	***# COVER PAPER	No. Forms		Bs. Wt.:	***
179	4 Page Cover ***					4 Page Cover 4 Up
180	M Wt.				***
181	Number of Webs				***
182	Offset Press Cutoff				***
183	Web Width				***
184	MR	***	***	***	***	***
185	Run	***	***	***	***	***
190	Press Stop & 4/c Plate Change	***	***	***	***	***

192
193	Total Cover Pounds					***

197	***# BODY PAPER	No. Forms		Bs. Wt.:	***
205
206	Body Form #1					***
207	M Wt.				***
208	Number of Webs				***
209	Offset Press Cutoff				***
210	Web Width				***
211	MR	***	***	***	***	***
212	Run	***	***	***	***	***
214	Body Form #2	***	***			***
215	M Wt.				***
216	Number of Webs				***
217	Offset Press Cutoff				***
218	Web Width				***
219	MR	***	***	***	***	***
220	Run	***	***	***	***	***

231	Total Body Pounds					***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
3/4/2004
9	Year 1
10	PRINTING PLANT						Quad Sussex
19
26	COST RECAP					Amount
27	PRINTING COST
28	TRANSMISSION COSTS - T1 Line					Transmission cost incl. in Saratoga pro forma
29	PREP (rec. & handle files)					$	***
30	PRESSWORK					$	***
31	INK					$	***
32	BINDING					$	***
33	MAILING & NEWSSTAND BUNDLING					$	***
34

35	TOTAL PRINTING COST - Before Adj.					$	***

37	***% PRICING PREMIUM					$	***
38	PAY TERMS ADJUSTMENT					$	***

41	TOTAL PRINTING COST - Incl. Adj.					$	***

43
44	PAPER POUNDS					Pounds
45	***# COVER PAPER						***
46	***# BODY PAPER						***
47
52	MAGAZINE ISSUE STATISTICS
53	PRINT ORDER (000’s)						***
54	-N/S COPIES						***
55	-MAILED COPIES						***
56	-FOREIGN COPIES IN ENVELOPES						***
57	-N/S GALLEY COPIES IN ENVELOPES						***
58	—ENVELOPES FOR N/S GALLEY CPS						***
59	CARTONS FOR BULK COPIES						***
60	PAGES						***
61	TRIM SIZE						8 3/8" x 10 1/2"
64	No. of Saddle Stitchers						***
65	No. of Mailing MR’s						***
66	Mailing Mode - Labels: 1, Ink Jet: 2						***
67	No. Bind-in Cards (Full Run)						***
68	No. Bind-in 4 Pg Furn. Ins. (Full Run)						***
69	No. Blow-in Cards (Full Run)						***
70	No. of 4/c Plate Changes						***
71
72
73	FORMS	Form	No. of Forms	Pgs	No. Up	No. of Sigs.
74	Cover Form	4 Page Cover 4 Up	1	4	4		***
75	Body Form #1	***	***	***	***		***
76	Body Form #2	***	***	***	***		***

78	Totals			***			***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE									Quad Sussex

83	PRINTING COSTS		QTY.	QTY.		RATE ($)			AMOUNT ($)
84	TRANSMISSION COSTS - T1 Line ($***/page)			Cost for all four plants included in Saratoga pro forma
86	PREP - Receive & Handle Pages			***		$	***		$	***
87
88	PRESSWORK (incl. paper handling)		No. Forms
89	4 Page Cover ***									4 Page Cover 4 Up
90	MR		***	***		$	***		$	***
91	Run		***	***		$	***		$	***
96	Press Stop & 4/c Plate Change		***	***		$	***		$	***
97	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
98	Body Form #1									***
99	MR		***	***		$	***		$	***
100	Run		***	***		$	***		$	***
101	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
102	Body Form #2									***
103	MR		***	***		$	***		$	***
104	Run		***	***		$	***		$	***
105	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
112

113	Total Presswork								$	***

114
115	INK		Pages	Print Order
116	Cover Pgs - 4/c		***	***		$	***		$	***
117	Cover Pgs - Add’l for 5th Color (Metallic - less than 20%)		***	***		$	***		$	***
118	Cover Pgs - Add’l for Varnish (Gloss varnish)		***	***		$	***		$	***
119	Body Pgs - 4/c		***	***		$	***		$	***
121

122	Total Ink								$	***

123
125	BINDING		Pkts/	No. Stitchers/		RATE ($)			AMOUNT ($)
126			No. Inserts	Print Order
127	Base Sigs. - MR		***	***		$	***		$	***
128	Base Sigs. - Run		***	***		$	***		$	***
129	Bind-in Card - MR		***	***		$	***		$	***
130	Bind-in Card - Run		***	***		$	***		$	***
131	Bind-in 4 Pg Insert - MR		***	***		$	***		$	***
132	Bind-in 4 Pg Insert - Run		***	***		$	***		$	***
133	Blow-in Card - MR		***	***		$	***		$	***
134	Blow-in Card - Run		***	***		$	***		$	***
135	Lot change, per signature			***		$	***		$	***
136	Handle Furnished Inserts - Per Skid	***		***		$	***		$	***

140	Total Binding								$	***

141
142	MAILING & NEWSSTAND BUNDLING
143	Apply Address Label to Cover and Mail, MR			***	Stitcher	$	***		$	***
144	Apply Address Label to Cover and Mail, Run			***		$	***		$	***
145	Ink jet address ( single position ), MR			***		$	***		$	***
146	Ink jet address ( single position ), Run			***		$	***		$	***
147	Prepare N/S Bundles of 50’s & Load, MR			***	Stitchers	$	***		$	***
148	Prepare N/S Bundles of 50’s & Load, Run			***		$	***		$	***
149	Foreign Copies - Insert Copy in Envelope & Affix Label			***		$	***		$	***
150	N/S Galley Copies - Insert 1 - 10 Copies in Printer Supplied Envelopes & Affix Label - Per Package			***		$	***		$	***
151	Cartons			***		$	***		$	***
155

156	Total Mailing & Newsstand Bundling								$	***

157

158	TOTAL PRINTING - Before Adjustments								$	***

160	***% PRICING PREMIUM			$ ***			***	%	$	***
162	***% CREDIT IF PAYMENT IN *** DAYS OF INVOICE DATE			$ ***			***	%	$	***

166	TOTAL PRINTING - Including Adjustments								$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

169	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
170
172	PRINTING PLANT						Quad Sussex
173	PRINT ORDER						***
174	PAGES						***
175	TRIM SIZE						8 3/8” x 10 1/2”
176
177	PAPER	QTY.	QTY.			RATE (Lbs.)	AMOUNT (Lbs.)
178	***# COVER PAPER	No. Forms		Bs. Wt.:		***
179	4 Page Cover ***						4 Page Cover 4 Up
180	M Wt.					***
181	Number of Webs					***
182	Offset Press Cutoff					***
183	Web Width					***
184	MR	***	***	***		***	***
185	Run	***	***	***	%	***	***
190	Press Stop & 4/c Plate Change	***	***	***		***	***
192

193	Total Cover Pounds						***

197	***# BODY PAPER	No. Forms		Bs. Wt.:		***
205
206	Body Form #1						***
207	M Wt.					***
208	Number of Webs					***
209	Offset Press Cutoff					***
210	Web Width					***
211	MR	***	***	***		***	***
212	Run	***	***	***	%	***	***
214	Body Form #2	***	***				***
215	M Wt.					***
216	Number of Webs					***
217	Offset Press Cutoff					***
218	Web Width					***
219	MR	***	***	***		***	***
220	Run	***	***	***	%	***	***

231	Total Body Pounds						***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
3/4/2004
9	Year 1
10	PRINTING PLANT						Quad The Rock
19
26	COST RECAP					Amount
27	PRINTING COST
28	TRANSMISSION COSTS - T1 Line					Transmission cost incl. in Saratoga pro forma
29	PREP (rec. & handle files)					$	***
30	PRESSWORK					$	***
31	INK					$	***
32	BINDING					$	***
33	MAILING & NEWSSTAND BUNDLING					$	***

34
35	TOTAL PRINTING COST - Before Adj.					$	***

37	***% PRICING PREMIUM					$	***
38	PAY TERMS ADJUSTMENT					$	***

41	TOTAL PRINTING COST - Incl. Adj.					$	***

43
44	PAPER POUNDS					Pounds
45	***# COVER PAPER						***
46	***# BODY PAPER						***
47
52	MAGAZINE ISSUE STATISTICS
53	PRINT ORDER (000’s)						***
54	-N/S COPIES						***
55	-MAILED COPIES						***
56	-FOREIGN COPIES IN ENVELOPES						***
57	-N/S GALLEY COPIES IN ENVELOPES						***
58	—ENVELOPES FOR N/S GALLEY CPS						***
59	CARTONS FOR BULK COPIES						***
60	PAGES						***
61	TRIM SIZE						8 3/8" x 10 1/2”
64	No. of Saddle Stitchers						***
65	No. of Mailing MR’s						***
66	Mailing Mode - Labels: 1, Ink Jet: 2						***
67	No. Bind-in Cards (Full Run)						***
68	No. Bind-in 4 Pg Furn. Ins. (Full Run)						***
69	No. Blow-in Cards (Full Run)						***
70	No. of 4/c Plate Changes						***
71
72
73	FORMS	Form	No. of Forms	Pgs	No. Up	No. of Sigs.
74	Cover Form	4 Page Cover 4 Up	1	4	4		***
75	Body Form #1	***	***	***	***		***
76	Body Form #2	***	***	***	***		***

78	Totals			***			***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE								Quad The Rock

83	PRINTING COSTS		QTY.	QTY.		RATE ($)			AMOUNT ($)
84	TRANSMISSION COSTS - T1 Line ($***/page)		Cost for all four plants included in Saratoga pro forma
86	PREP - Receive & Handle Pages			***		$	***		$	***
87
88	PRESSWORK (incl. paper handling)		No. Forms
89	4 Page Cover ***									4 Page Cover 4 Up
90	MR		***	***		$	***		$	***
91	Run		***	***		$	***		$	***
96	Press Stop & 4/c Plate Change		***	***		$	***		$	***
97	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
98	Body Form #1									***
99	MR		***	***		$	***		$	***
100	Run		***	***		$	***		$	***
101	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
102	Body Form #2									***
103	MR		***	***		$	***		$	***
104	Run		***	***		$	***		$	***
105	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
112

113	Total Presswork								$	***

114
115	INK		Pages	Print Order
116	Cover Pgs - 4/c		***	***		$	***		$	***
117	Cover Pgs - Add’l for 5th Color (Metallic - less than 20%)		***	***		$	***		$	***
118	Cover Pgs - Add’l for Varnish (Gloss varnish)		***	***		$	***		$	***
119	Body Pgs - 4/c		***	***		$	***		$	***
121

122	Total Ink								$	***

123

125	BINDING		Pkts/	No. Stitchers/		RATE ($)			AMOUNT ($)
126			No. Inserts	Print Order
127	Base Sigs. - MR		***	***		$	***		$	***
128	Base Sigs. - Run		***	***		$	***		$	***
129	Bind-in Card - MR		***	***		$	***		$	***
130	Bind-in Card - Run		***	***		$	***		$	***
131	Bind-in 4 Pg Insert - MR		***	***		$	***		$	***
132	Bind-in 4 Pg Insert - Run		***	***		$	***		$	***
133	Blow-in Card - MR		***	***		$	***		$	***
134	Blow-in Card - Run		***	***		$	***		$	***
135	Lot change, per signature			***		$	***		$	***
136	Handle Furnished Inserts - Per Skid	***		***		$	***		$	***

140	Total Binding								$	***

141
142	MAILING & NEWSSTAND BUNDLING
143	Apply Address Label to Cover and Mail, MR			***	Stitcher	$	***		$	***
144	Apply Address Label to Cover and Mail, Run			***		$	***		$	***
145	Ink jet address ( single position ), MR			***		$	***		$	***
146	Ink jet address ( single position ), Run			***		$	***		$	***
147	Prepare N/S Bundles of 50’s & Load, MR			***	Stitchers	$	***		$	***
148	Prepare N/S Bundles of 50’s & Load, Run			***		$	***		$	***
149	Foreign Copies - Insert Copy in Envelope & Affix Label			***		$	***		$	***
150	N/S Galley Copies - Insert 1 - 10 Copies in Printer Supplied Envelopes & Affix Label - Per Package			***		$	***		$	***
151	Cartons			***		$	***		$	***
155

156	Total Mailing & Newsstand Bundling								$	***

157

158	TOTAL PRINTING - Before Adjustments								$	***

160	***% PRICING PREMIUM			$ ***			***	%	$	***
162	***% CREDIT IF PAYMENT IN *** DAYS OF INVOICE DATE			$ ***			***	%	$	***

166	TOTAL PRINTING - Including Adjustments								$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

169	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
170
172	PRINTING PLANT						Quad The Rock
173	PRINT ORDER						***
174	PAGES						***
175	TRIM SIZE						8 3/8" x 10 1/2"
176
177	PAPER	QTY.	QTY.			RATE (Lbs.)	AMOUNT (Lbs.)
178	***# COVER PAPER	No. Forms		Bs. Wt.:		***
179	4 Page Cover ***						4 Page Cover 4 Up
180	M Wt.					***
181	Number of Webs					***
182	Offset Press Cutoff					***
183	Web Width					***
184	MR	***	***	***		***	***
185	Run	***	***	***	%	***	***
190	Press Stop & 4/c Plate Change	***	***	***		***	***
192

193	Total Cover Pounds						***

197	***# BODY PAPER	No. Forms		Bs. Wt.:		***
205
206	Body Form #1						***
207	M Wt.					***
208	Number of Webs					***
209	Offset Press Cutoff					***
210	Web Width					***
211	MR	***	***	***		***	***
212	Run	***	***	***	%	***	***
214	Body Form #2	***	***				***
215	M Wt.					***
216	Number of Webs					***
217	Offset Press Cutoff					***
218	Web Width					***
219	MR	***	***	***		***	***
220	Run	***	***	***	%	***	***

231	Total Body Pounds						***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
3/4/2004
9	Year 1
10	PRINTING PLANT						Quad Okla City
19
26	COST RECAP					Amount
27	PRINTING COST
28	TRANSMISSION COSTS - T1 Line					Transmission cost incl. in Saratoga pro forma
29	PREP (rec. & handle files)					$	***
30	PRESSWORK					$	***
31	INK					$	***
32	BINDING					$	***
33	MAILING & NEWSSTAND BUNDLING					$	***
34

35	TOTAL PRINTING COST - Before Adj.					$	***

37	***% PRICING PREMIUM					$	***
38	PAY TERMS ADJUSTMENT					$	***

41	TOTAL PRINTING COST - Incl. Adj.					$	***

43
44	PAPER POUNDS					Pounds
45	***# COVER PAPER						***
46	***# BODY PAPER						***
47
52	MAGAZINE ISSUE STATISTICS
53	PRINT ORDER (000’s)						***
54	-N/S COPIES						***
55	-MAILED COPIES						***
56	-FOREIGN COPIES IN ENVELOPES						***
57	-N/S GALLEY COPIES IN ENVELOPES						***
58	—ENVELOPES FOR N/S GALLEY CPS						***
59	CARTONS FOR BULK COPIES						***
60	PAGES						***
61	TRIM SIZE						8 3/8" x 10 1/2"
64	No. of Saddle Stitchers						***
65	No. of Mailing MR’s						***
66	Mailing Mode - Labels: 1, Ink Jet: 2						***
67	No. Bind-in Cards (Full Run)						***
68	No. Bind-in 4 Pg Furn. Ins. (Full Run)						***
69	No. Blow-in Cards (Full Run)						***
70	No. of 4/c Plate Changes						***
71
72
73	FORMS	Form	No. of Forms	Pgs	No. Up	No. of Sigs.
74	Cover Form	4 Page Cover 4 Up	1	4	4		***
75	Body Form #1	***	***	***	***		***
76	Body Form #2	***	***	***	***		***

78	Totals			***			***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE									Quad Okla City

83	PRINTING COSTS		QTY.	QTY.		RATE ($)			AMOUNT ($)
84	TRANSMISSION COSTS - T1 Line ($***/page)			Cost for all four plants included in Saratoga pro forma
86	PREP - Receive & Handle Pages			***		$	***		$	***
87
88	PRESSWORK (incl. paper handling)		No. Forms
89	4 Page Cover ***									4 Page Cover 4 Up
90	MR		***	***		$	***		$	***
91	Run		***	***		$	***		$	***
96	Press Stop & 4/c Plate Change		***	***		$	***		$	***
97	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
98	Body Form #1									***
99	MR		***	***		$	***		$	***
100	Run		***	***		$	***		$	***
101	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
102	Body Form #2									***
103	MR		***	***		$	***		$	***
104	Run		***	***		$	***		$	***
105	Epson Proofs - Per 4/c Page		***	***		$	***		$	***
112

113	Total Presswork								$	***

114
115	INK		Pages	Print Order
116	Cover Pgs - 4/c		***	***		$	***		$	***
117	Cover Pgs - Add’l for 5th Color (Metallic - less than 20%)		***	***		$	***		$	***
118	Cover Pgs - Add’l for Varnish (Gloss varnish)		***	***		$	***		$	***
119	Body Pgs - 4/c		***	***		$	***		$	***
121

122	Total Ink								$	***

123

125	BINDING		Pkts/	No. Stitchers/		RATE ($)			AMOUNT ($)
126			No. Inserts	Print Order
127	Base Sigs. - MR		***	***		$	***		$	***
128	Base Sigs. - Run		***	***		$	***		$	***
129	Bind-in Card - MR		***	***		$	***		$	***
130	Bind-in Card - Run		***	***		$	***		$	***
131	Bind-in 4 Pg Insert - MR		***	***		$	***		$	***
132	Bind-in 4 Pg Insert - Run		***	***		$	***		$	***
133	Blow-in Card - MR		***	***		$	***		$	***
134	Blow-in Card - Run		***	***		$	***		$	***
135	Lot change, per signature			***		$	***		$	***
136	Handle Furnished Inserts - Per Skid	***		***		$	***		$	***

140	Total Binding								$	***

141
142	MAILING & NEWSSTAND BUNDLING
143	Apply Address Label to Cover and Mail, MR			***	Stitcher	$	***		$	***
144	Apply Address Label to Cover and Mail, Run			***		$	***		$	***
145	Ink jet address ( single position ), MR			***		$	***		$	***
146	Ink jet address ( single position ), Run			***		$	***		$	***
147	Prepare N/S Bundles of 50’s & Load, MR			***	Stitchers	$	***		$	***
148	Prepare N/S Bundles of 50’s & Load, Run			***		$	***		$	***
149	Foreign Copies - Insert Copy in Envelope & Affix Label			***		$	***		$	***
150	N/S Galley Copies - Insert 1 - 10 Copies in Printer Supplied Envelopes & Affix Label - Per Package			***		$	***		$	***
151	Cartons			***		$	***		$	***
155

156	Total Mailing & Newsstand Bundling								$	***

157
158	TOTAL PRINTING - Before Adjustments								$	***

160	***% PRICING PREMIUM			$ ***			***	%	$	***
162	***% CREDIT IF PAYMENT IN *** DAYS OF INVOICE DATE			$ ***			***	%	$	***

166	TOTAL PRINTING - Including Adjustments								$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

169	EXHIBIT I: STAR SAMPLE PRO FORMA INVOICE
170
172	PRINTING PLANT						Quad Okla City
173	PRINT ORDER						***
174	PAGES						***
175	TRIM SIZE						8 3/8" x 10 1/2"
176
177	PAPER	QTY.	QTY.			RATE (Lbs.)	AMOUNT (Lbs.)
178	***# COVER PAPER	No. Forms		Bs. Wt.:		***
179	4 Page Cover ***						4 Page Cover 4 Up
180	M Wt.					***
181	Number of Webs					***
182	Offset Press Cutoff					***
183	Web Width					***
184	MR	***	***	***		***	***
185	Run	***	***	***	%	***	***
190	Press Stop & 4/c Plate Change	***	***	***		***	***
192

193	Total Cover Pounds						***

197	***# BODY PAPER	No. Forms		Bs. Wt.:		***
205
206	Body Form #1						***
207	M Wt.					***
208	Number of Webs					***
209	Offset Press Cutoff					***
210	Web Width					***
211	MR	***	***	***		***	***
212	Run	***	***	***	%	***	***
214	Body Form #2	***	***				***
215	M Wt.					***
216	Number of Webs					***
217	Offset Press Cutoff					***
218	Web Width					***
219	MR	***	***	***		***	***
220	Run	***	***	***	%	***	***

231	Total Body Pounds						***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit J

Quality Control Standards

***	This entire Exhibit J, consisting of 7 pages, has been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. & Quad/Graphics, Inc.

Print Contract

Exhibit K

Printer’s Holiday Schedule

American Media, Inc.

Print Contract

Exhibit K

Printer’s Holiday Schedule*

New Year’s Day	7 a.m. January 1 to 7 a.m. January 2nd

Founder’s Day	2nd Sunday in January, 7 p.m. Saturday to 7 p.m. Sunday

Easter	7 a.m. Sunday to 7 a.m. Monday

Memorial Day	7 a.m. Monday to 7 a.m. Tuesday

Independence Day	7 a.m. July 4 to 7 a.m. July 5

Labor Day	7 a.m. Monday to 7 a.m. Tuesday

Thanksgiving Day	7 a.m. Thursday to 7 a.m. Friday

Christmas Eve Day	7 a.m. December 24 to 7 a.m. December 25

Christmas Day	7 a.m. December 25 to 7 a.m. December 26

New Year’s Eve Day	7 a.m. December 31 to 7 a.m. January 1

*	Holiday periods are subject to change by management. Holiday periods will be celebrated when possible by all employees on the day and night of that holiday, except for Founder’s Day. The Founder’s Day holiday will be determined each year by the President and may change from time to time.